STATEMENT OF ADDITIONAL INFORMATION

ALPS VARIABLE INVESTMENT TRUST

Morningstar Conservative ETF Asset Allocation Portfolio: Class I (N/A) and Class II (CETFX)

Morningstar Income and Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (IETFX)

Morningstar Balanced ETF Asset Allocation Portfolio: Class I (N/A) and Class II (BETFX)

Morningstar Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (GETFX)

Morningstar Aggressive Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (AGTFX)

ALPS | Alerian Energy Infrastructure Portfolio: Class I (N/A) and Class III (ALEFX)

ALPS | Red Rocks Listed Private Equity Portfolio: Class I (N/A) and Class III (AVPEX)

ALPS | Stadion Core ETF Portfolio: Class I (N/A) and Class III (ALSTX)

ALPS | Stadion Tactical Growth Portfolio: Class I (N/A) and Class III (ALSGX)

April 30, 2018

A Prospectus for the shares of each Portfolio dated April 30, 2018 (the “Prospectus”), provides the basic information you should know before investing in a Portfolio. This Statement of Additional Information (“SAI”) is incorporated by reference into the Prospectus; in other words, this SAI is legally part of the Prospectus. Although this SAI is not a prospectus, it contains information in addition to the information set forth in the Prospectus. It is intended to provide additional information regarding the activities of each Portfolio and should be read in conjunction with the Prospectus. The most recent annual report of ALPS Variable Investment Trust, a Delaware statutory trust (the “Trust”), is incorporated by reference into this SAI, and can be obtained free of charge by calling the toll-free number printed below.

You may obtain, without charge, the current Prospectus and SAI for the Portfolios by writing to your insurance company, plan sponsor or contacting the Portfolios at (866) 432-2926. You may also visit the Portfolios’ website at www.alpsfunds.com.

The Portfolios are investment vehicles for variable annuity contracts and variable life insurance policies (“Contracts”). The Portfolios also may be used as investment vehicles for qualified pension and retirement plans and certain registered and unregistered separate accounts. Shares of the Portfolios (“Shares”) are offered only to participating insurance companies and their separate accounts to fund the benefits of Contracts, and to qualified pension and retirement plans and registered and unregistered separate accounts. Shares are not offered to the general public.

FINANCIAL STATEMENTS	69
APPENDIX A - PROXY VOTING POLICY, PROCEDURES AND GUIDELINES FOR ALPS ADVISORS, INC.	A-1
APPENDIX B - PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF RED ROCKS CAPITAL, LLC	B-1
APPENDIX C - PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF STADION MONEY MANAGEMENT, LLC	C-1

DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. The Portfolios are separate portfolios of the Trust, an open-end management investment company organized as a Delaware statutory trust by a Declaration of Trust dated July 26, 2000. The name of the Trust changed from Financial Investors Variable Insurance Trust to ALPS Variable Investment Trust on April 30, 2013. The Declaration of Trust permits the Trustees to create additional Portfolios and Classes. There are currently nine Portfolios of the Trust. This SAI relates to the Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio and Morningstar Aggressive Growth ETF Asset Allocation Portfolio (each of the foregoing an “Morningstar Portfolio,” and collectively, the “Morningstar Portfolios”), the ALPS | Alerian Energy Infrastructure Portfolio (the “Alerian Portfolio”), the ALPS | Red Rocks Listed Private Equity Portfolio (the “Red Rocks Portfolio”), the ALPS | Stadion Tactical Growth Portfolio (the “Stadion Growth Portfolio”), and the ALPS | Stadion Core ETF Portfolio (the “Stadion Core ETF Portfolio”) (together with the Stadion Growth Portfolio, the “Stadion Portfolios”).

The diversified assets of the Trust received for the issue or sale of shares of each Portfolio and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specially allocated to such Portfolio, and constitute the underlying assets of such Portfolio. The underlying assets of each Portfolio are segregated on the books of account, and are to be charged with the liabilities with respect to such Portfolio and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Portfolios except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which expenses are allocable to a given Portfolio, or which are general or allocable to all of the Portfolios. In the event of the dissolution or liquidation of the Trust, shareholders of a Portfolio are entitled to receive as a class the underlying assets of such Portfolio available for distribution.

SHAREHOLDER AND TRUSTEE LIABILITY. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets. The Declaration of Trust provides for indemnification out of each Portfolio’s property of any shareholders held personally liable for the obligations of each Portfolio. The Declaration of Trust also provides that each Portfolio shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of a Portfolio and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Insurance companies will typically be each Portfolio’s only shareholders of record, and pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), such shareholders may be deemed to be in control of the Portfolio. Qualified pension and retirement plans and certain registered and unregistered separate accounts may also become investors in the Portfolio. When a shareholder’s meeting occurs, each insurance company generally solicits and accepts voting instructions from its Contract owners who have allocated or transferred monies for an investment in the Portfolio as of the record date of the meeting. Each shareholder then votes the Portfolio’s shares that are attributable to its interests in the Portfolio in which it is entitled to vote, in proportion to the voting instructions received.

Typically for insurance companies, each Portfolio is available through separate accounts relating to both variable annuity and variable life insurance contracts. The Portfolios do not currently foresee any material disadvantages to Contract owners arising from offering their shares to variable annuity and variable life insurance policy separate accounts, and the Trustees continuously monitor events for the existence of material irreconcilable conflict between or among Contract owners. Material conflicts could arise from, for example, (i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life owners and variable annuity owners. If a material irreconcilable conflict arises, as determined by the Board of Trustees, one or more separate accounts may withdraw their investment in the Portfolio. This could possibly require the Portfolio to sell securities. Each insurance company will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts if such action becomes necessary. However, such intermediary expenses that are ultimately borne by Contract owners will likely increase due to the loss of economies of scale benefits that can be provided to separate accounts with substantial assets.

VOTING RIGHTS. Each Portfolio’s capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading “Shareholder and Trustee Liability” above. Shareholders representing 10% or more of the Trust or a Portfolio may, as set forth in the Declaration of Trust, call meetings of the Trust or a Portfolio for any purpose related to the Trust or Portfolio, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Portfolio may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the Trust or that Portfolio. If not so terminated, the Trust and each Portfolio will continue indefinitely.

INVESTMENT RESTRICTIONS AND LIMITATIONS

The investment restrictions designated as “fundamental” in the following tables have been adopted by each Portfolio as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of such Portfolio. As used in this SAI and in the Prospectus, the term “majority of the outstanding shares of the Portfolio” means the affirmative vote of, the lesser of:

●	67% or more of the Portfolio’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or

●	more than 50% of the Portfolio’s outstanding shares.

Unless marked with “†”, any limitation below which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Portfolio.

Morningstar Conservative ETF Asset Allocation Portfolio	A
Morningstar Income and Growth ETF Asset Allocation Portfolio	B
Morningstar Balanced ETF Asset Allocation Portfolio	C
Morningstar Growth ETF Asset Allocation Portfolio	D
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	E
ALPS | Alerian Energy Infrastructure Portfolio	F
ALPS | Red Rocks Listed Private Equity Portfolio	G
ALPS | Stadion Core ETF Portfolio	H
ALPS | Stadion Tactical Growth Portfolio	I

Fundamental Investment Limitations	Funds
	A	B	C	D	E	F	G	H	I
Diversification
The Portfolio may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.							X
Concentration
The Portfolio may not concentrate its investments in any particular industry or industries, except that the Portfolio may invest an unlimited percentage of its assets in exchange-traded funds (“ETFs”).	X	X	X	X	X
The Portfolio may not invest 25% of its total assets in the securities of issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. government or any of its agencies or instrumentalities); except that, to the extent the Portfolio’s Index is concentrated in a particular industry or group of industries, the Portfolio’s investments will exceed this 25% limitation to the extent that it is necessary to gain exposure to the Index Components to track its Index.						X
The Portfolio may not purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time (excluding the U.S. Government and its agencies and instrumentalities), except that the Portfolio will normally invest greater than 25% of its assets in the securities of issuers in the private equity related industries.**							X
The Portfolio may not invest 25% or more of its total assets in securities of issuers in any particular industry. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry. If the Portfolio invests in a revenue bond tied to a particular industry, the Portfolio will consider such investment to be issued by a member of the industry to which the revenue bond is tied.								X	X

Borrowings
The Portfolio may not issue senior securities or borrow money other than as permitted by the 1940 Act and any rules or exemptive orders applicable to such Portfolio thereunder.	X	X	X	X	X
The Portfolio may not borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed), less the Portfolio’s liabilities (other than borrowings). †						X
The Portfolio may not borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act. For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.***							X	X	X
Loans
The Portfolio will not make any loans except to the extent that it acquires obligations or makes loans of its assets.	X	X	X	X	X
The Portfolio may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Portfolio’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Portfolio if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Portfolio’s total assets.						X
The Portfolio may not make loans, provided that the Portfolio may lend its portfolio securities in an amount up to 33% of total Portfolio assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan.							X	X	X
Underwriting Activity
The Portfolio may not underwrite or participate in the marketing of securities issued by other persons except to the extent that such Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities.	X	X	X	X	X
The Portfolio may not act as an underwriter of another issuer’s securities, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.						X
The Portfolio may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under certain federal securities laws.							X	X	X

Real Estate
The Portfolio may not purchase or sell real estate as such, but this restriction shall not prevent such Portfolio from investing in securities of companies which invest in real estate or obligations secured by real estate or interests therein.	X	X	X	X	X
The Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).						X
The Portfolio may not purchase or sell real estate or interests in real estate; provided, however, that the Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities).							X	X	X
Commodities
The Portfolio may not invest in commodities except insofar as such investments would not require such Portfolio or its investment adviser or distributor to register as a commodity pool operator with the Commodity Futures Trading Commission (“CFTC”)	X	X	X	X	X
The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).						X
The Portfolio may not invest directly in commodities, except that the Portfolio may invest in securities of issuers, including other registered investment companies, whose business is related to commodities, and in derivatives or other instruments that are regarded as commodity interests under the Commodity Exchange Act.							X	X	X
Hypothecation
The Portfolio may not pledge, mortgage or hypothecate its assets, except to secure permitted borrowings or indebtedness or in connection with loans of its assets.	X	X	X	X	X
The Portfolio may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.							X	X	X
Senior Securities
The Portfolio may not issue senior securities, except as permitted under the 1940 Act.						X*	X	X	X

*	Asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
**	For the purposes of this restriction, the Red Rocks Portfolio currently intends to use the Standard Industrial Classification System (“SIC”). The use of any particular classification system is not a fundamental policy of the Red Rocks Portfolio. The Red Rocks Portfolio may use other classification titles, standards, and systems from time to time, as it determines to be in the best interests of shareholders.
***	The entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing

Non-Fundamental Investment Limitations

Non-fundamental investment restrictions may be amended by a majority vote of the Trustees of the Trust, without obtaining shareholder approval.

Non-Fundamental Investment Limitations	Funds
Illiquid Securities	A	B	C	D	E	F	G	H	I
The Portfolio may not invest more than 15% of the value of its net assets in securities that generally could not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by such Portfolio (“illiquid securities”). Notwithstanding the foregoing, securities eligible to be traded without restriction among qualified institutions pursuant to rules adopted by the Securities and Exchange Commission (“SEC”) that are considered to be liquid by, or pursuant to, liquidity standards adopted by the Board of Trustees will not be subject to this limitation. †	X	X	X	X	X
The Portfolio may not invest in illiquid securities if, as a result of such investment, more than 15% of the Portfolio’s net assets would be invested in illiquid securities. †						X
The Portfolio may not invest more than 15% of its net assets in illiquid securities. †							X	X	X

Investments
The Portfolio must, under normal circumstances, invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in ETFs; provided, that shareholders of a Portfolio will be provided with at least 60 days’ prior notice of any change in such Portfolio’s policy.	X	X	X	X	X
The Portfolio may not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.						X
The Portfolio may not invest in securities of other registered investment companies, except as permitted under the 1940 Act.								X	X
The Portfolio may not invest in interests in oil, gas or other mineral exploration or development programs, although the Portfolio may invest in the common stock of companies which invest in or sponsor such programs.								X	X
Short Sales / Margin
The Portfolio may not sell securities short, unless the Portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.						X
The Portfolio may not make short sales of securities or maintain a short position or purchase securities on margin, in excess of 10% of the Portfolio’s net assets (based on then-current value), except that the Portfolio may obtain short-term credits as necessary for the clearance of security transactions, and the Portfolio may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act. *****							X
The Portfolio may not purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.						X

The Portfolio may not purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). For purposes of this limitation, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin.*****	X	X
Exercising Control or Management
The Portfolio may not make investments for the purpose of exercising control or management over a portfolio company.	X	X
Warrants
The Portfolio may not purchase warrants if as a result the Portfolio would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants.	X	X

*****	Short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin.

Classification

The 1940 Act classifies mutual funds as either diversified or non-diversified. The Morningstar Portfolios and the Alerian Portfolio are classified as non-diversified. The Red Rocks Portfolio and the Stadion Portfolios are classified as diversified.

Commodity Pool Operator Status

Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, exempts an adviser of a fund that invests in “commodity interests” from registration as a “commodity pool operator” (“CPO”) provided that, among other restrictions, the adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions do not exceed 5% of the liquidation value of the fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the fund’s portfolio.

The Adviser and/or Sub-Adviser, as applicable, of each Portfolio intends to either: (i) comply with the requirements of the CEA by operating the Portfolio in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines; (ii) comply with the requirements of the CEA by registering as a CPO or Commodity Trading Advisor (“CTA”), as applicable, with the CFTC and the National Futures Association; or (iii) manage the Portfolio in a manner such that the Portfolio will not be a “commodity pool” under the CEA.

Master/Feeder Structure

In lieu of investing directly, the Board of Trustees may consider whether a Portfolio’s investment objective would be furthered by converting to a Master/Feeder Portfolio Structure, pursuant to which the Portfolio would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Portfolio. The Master/Feeder Portfolio Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

Conversion to a Master/Feeder Portfolio Structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in the Portfolio. In addition, a Master/Feeder Portfolio Structure may serve as an alternative for large, institutional investors in the Portfolio who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Portfolio’s current operational structure. No assurance can be given, however, that the Master/Feeder Portfolio Structure will result in the Portfolio stabilizing its expenses or achieving greater operational efficiencies.

The Portfolio’s methods of operation and shareholder services would not be materially affected by its investment in another investment company (“Master Portfolio”) having substantially the same investment objective and polices as the Portfolio, except that the assets of the Portfolio may be managed as part of a larger pool of assets. If the Portfolio invested all of its assets in a Master Portfolio, it would hold beneficial interests in the Master Portfolio and the Master Portfolio would directly invest in accordance with the objectives and policies described for the Portfolio. The Portfolio would otherwise continue its normal operation. The Board of Trustees would retain the right to withdraw the Portfolio’s investment from a Master Portfolio at any time it determines that it would be in the best interest of shareholders to do so. The Portfolio would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

If the Board of Trustees determines that a conversion to a Master/Feeder Portfolio Structure is in the best interest of the Portfolio’s shareholders, it will consider and evaluate specific proposals prior to the implementation of a conversion. Furthermore, the Portfolio’s Prospectus and SAI would be amended to reflect the implementation of the Portfolio’s conversion and its shareholders would be notified in advance of any such conversion.

INVESTMENT INSTRUMENTS AND ASSOCIATED RISKS

The Prospectuses for the respective Portfolios describe the investment objectives of the Portfolios and the policies to be employed to seek to achieve those objectives. The section contains supplemental information concerning certain types of securities and other instruments in which a Portfolio may invest. Certain of the Portfolios may have direct and/or indirect exposure to the following investments through holdings of underlying pooled investment vehicles, such as, in the case of certain Portfolios, an underlying exchange traded fund (an “Underlying ETF”). Investments in a Portfolio should be made with an understanding that the value of the portfolio of securities held by the Portfolio may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

The table below lists certain investment instruments and associated risks, and indicates the Portfolios for which such disclosure may be relevant. Please note that neither the table below nor the following disclosure is meant to be an exclusive list of all the securities and instruments in which a Portfolio may invest, the investment strategies or activities in which it may engage, or the risks associated with both. Each Portfolio may invest in instruments and securities and engage in strategies or activities other than those specifically identified in connection with such Portfolio or listed below, and may be subject to risks that are not described here.

With respect to the Alerian Portfolio only:

The Portfolio is not actively managed by traditional methods and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the portfolio securities held by the Portfolio unless the securities of such issuer are removed from its index, the Alerian Energy Infrastructure Index (the “Index” or the “Underlying Index”).

An investment in the Portfolio should also be made with an understanding that the Portfolio will not be able to replicate exactly the performance of its Index because the total return generated by its portfolio securities will be reduced by transaction costs incurred in adjusting the actual balance of such securities and other Portfolio expenses, whereas such transaction costs and expenses are not included in the calculation of its Index. It is also possible that for short periods of time, the Portfolio may not fully replicate the performance of its Index due to the temporary unavailability of certain Index securities in the Secondary Market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Portfolio is required to correct such imbalances by means of adjusting the composition of its portfolio securities.

The Index consists of a number of components (the “Index Components”) selected in accordance with Alerian’s methodology for such Index.

	Morningstar Portfolios	Alerian Portfolio	Red Rocks Portfolio	Stadion Portfolios
Borrowing			✓	✓
Commodities	✓
Convertible Securities			✓	✓
Corporate and Municipal Fixed Income Securities			✓	✓
Derivatives	✓	✓	✓	✓
Emerging Markets and Developing Countries	✓
Equity Securities	✓	✓	✓	✓
Exchange Traded Funds (ETFs)	✓			✓
Exchange Traded Notes	✓
Fixed Income ETFs	✓			✓
Fixed Income Securities	✓
Foreign Currency Transactions
Foreign Securities	✓		✓	✓
Forward Commitments and When Issued Securities	✓		✓	✓
Funding Agreements			✓	✓
Futures Contracts	✓	✓	✓	✓
Illiquid Investments	✓	✓	✓	✓
Investment Companies	✓	✓	✓	✓
Investments in Commodities Related Companies			✓	✓
Investments in Volatility Indices			✓	✓
Listed Private Equity Companies			✓
Money Market Instruments		✓	✓

	Morningstar Portfolios	Alerian Portfolio	Red Rocks Portfolio	Stadion Portfolios
Money Market Mutual Funds	✓	✓	✓	✓
Options	✓	✓	✓	✓
Real Estate Investment Trusts (REITs)	✓
Real Estate Securities			✓	✓
Repurchase Agreements	✓	✓	✓	✓
Restricted Securities			✓	✓
Reverse Repurchase Agreements	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓
Senior Securities		✓
Short Sales			✓	✓
Swaps			✓	✓
Temporary Defensive Investments	✓	✓	✓	✓
U.S. Government Securities			✓	✓
Warrants	✓
Zero Coupon Securities			✓	✓

BORROWING. The Portfolio may, subject to the restrictions of the 1940 Act, borrow money from banks as a temporary measure. For example, the Portfolio may borrow money to meet redemption requests or for extraordinary or emergency purposes. In the event the Portfolio should ever borrow money under these conditions, such borrowing could increase the Portfolio’s costs and thus reduce the value of the Portfolio’s assets.

COMMODITIES. The Portfolio or its Underlying ETFs may invest directly in physical commodities, such as gold, silver and other physical goods. Commodity prices can be extremely volatile and may be either directly or indirectly affected by a wide range of factors, including, but not limited to, changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

CONVERTIBLE SECURITIES. In addition to common and preferred stocks, the Portfolio may invest directly or indirectly in securities convertible into common stock if, for example, the Adviser or Sub-Adviser, as applicable, believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Portfolio include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The price of warrants do not necessarily move parallel to the prices of their underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of their issuing corporation. Warrant positions will not be used to increase the leverage of the Portfolio; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. The Portfolio’s ability to invest in warrants may be limited by the Portfolio’s investment restrictions.

CORPORATE AND MUNICIPAL FIXED INCOME SECURITIES. The Portfolio’s fixed income investments may include corporate and municipal fixed income securities. Corporate and municipal fixed income securities purchased by the Portfolio may be of any credit quality, maturity or yield. Accordingly, the Portfolio’s fixed income securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by Standard & Poor’s (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or, if not rated, are of equivalent quality in the Adviser’s or Sub-Adviser’s opinion). In addition, the Portfolio’s fixed income securities may include lower-rated fixed income securities including, without limitation, “junk” bonds. Fixed income securities rated Baa by Moody’s Investors Service, Inc. (“Moody’s”), or BBB by Standard & Poor’s (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) may be considered speculative and are subject to risks of non-payment of interest and principal. Fixed income securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal. While the Adviser or Sub-Adviser utilize the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

DERIVATIVES. The Portfolio may engage in a variety of derivative transactions in accordance with the applicable rules of the CFTC, and, to the extent applicable, the rules and regulations of certain national or foreign exchanges; however, the Portfolio is not obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Portfolio may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed over-the-counter (“OTC”) (options not traded on exchanges) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps floors, and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used, among other reasons, as part of the Portfolio’s investment strategy, to attempt to protect against possible changes in the market value of securities held or to be purchased for the Portfolio’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Portfolio’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Portfolio’s income or gain. The Portfolio may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of the Portfolio to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Portfolio’s portfolio securities.

Subject to the constraints described above, the Portfolio may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Portfolio may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Adviser determines that they are consistent with the Portfolio’s investment objective and policies and applicable regulatory requirements. The Portfolio’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Portfolio’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce the Portfolio’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of the Portfolio’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

EMERGING MARKETS AND DEVELOPING COUNTRIES. The Underlying ETFs may invest either directly or indirectly in countries with emerging markets and developing countries. The risks associated with emerging market investments may be different from or greater than the risks associated with investing in developed countries. Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Developing countries may impose restrictions on an Underlying ETF’s ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Underlying ETFs. Certain developing countries also may face serious currency exchange constraints. In addition, there is generally less government supervision and regulation of exchanges, brokers, financial institutions, custodians and issuers in these countries than there is in the United States. Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant impact on economic conditions in developing countries in these regions, which could affect private sector companies, an Underlying ETF, and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

EQUITY SECURITIES. The Portfolios and Underlying ETFs may invest in equity securities. Equity securities generally include common stocks, preferred stocks, securities convertible into common or preferred stocks, warrants to purchase common or preferred stocks and other securities with equity characteristics. Common stocks represent shares of ownership in a company and usually carry voting rights but no guarantee of dividend payments. Preferred stocks generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stocks generally do not carry voting rights. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

EXCHANGE TRADED FUNDS (“ETFs”). As noted in the Prospectus, the Portfolio may invest in ETFs and cash or cash equivalent positions. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Portfolio intends to be short-term investors in ETFs, but does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, the Portfolio may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser or Sub-Adviser, as applicable, believes it is in the Portfolio’s interest to do so. The Portfolio’s ability to redeem creation units may be limited by the 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by the Portfolio in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Portfolio invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Portfolio intends to principally invest may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its net assets fall below a certain amount. Although the Portfolio believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index within the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount to its net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

EXCHANGE TRADED NOTES (“ETNs”). ETNs generally are senior, unsecured, unsubordinated debt securities issued by a sponsor. They are designed to provide investors a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN’s returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristic with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, they are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. Some ETNs use leverage. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. The market value of ETN shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index that the ETN seeks to track. Thus, the Portfolio’s decision to sell its ETN holdings may be limited by the availability of a secondary market. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its NAV.

FIXED INCOME ETFs. There are risks associated with the potential investment of the Portfolio’s assets in fixed income ETFs which may include credit risk, interest rate risk and maturity risk as described below:

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Credit Risk. Credit risk is the risk that the issuer or guarantor of a fixed income security or counterparty to a transaction involving one or more bonds in an ETF’s portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, an ETF’s income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular ETF’s shares may be reduced. ETFs may be subject to credit risk to the extent that they invest in fixed income securities which involve a promise by a third party to honor an obligation with respect to the fixed income security. Securities rated BBB by S&P or Fitch Ratings, Ltd. or Baa by Moody’s are considered investment-grade securities, but are somewhat riskier than more highly-rated investment-grade obligations (those rated A or better) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities. Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

☐	Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of an ETF, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. There is the possibility that the value of an ETF’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a more pronounced effect if the ETF holds a significant portion of its assets in fixed income securities with long-term maturities.

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In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at lower prevailing interest rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

☐	Maturity Risk. Maturity risk is another factor that can affect the value of an ETF’s fixed income holdings. Certain ETFs may not have a limitation policy regarding the length of maturity for their fixed income holdings. In general, fixed income obligations with longer maturities have higher yields and a greater sensitivity to changes in interest rates. Conversely, fixed income obligations with shorter maturities generally have lower yields but less sensitivity to changes in interest rates.

FIXED-INCOME SECURITIES. The Portfolios and Underlying ETFs may invest in fixed-income securities, including among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgages, and other asset-backed securities, loan participations and assignments and commercial paper. Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities. A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

FOREIGN SECURITIES. Foreign investments purchased by the Portfolio or by an Underlying ETF can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken to the U.S. dollar. Foreign securities markets can have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restriction on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an Underlying ETF will be able to anticipate or counter these potential events.

The considerations noted above generally are intensified for investments in developing countries with emerging markets. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Each Portfolio may indirectly through Underlying ETFs invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts and European Depositary Receipts (“ADRs” and “EDRs”) are certificates evidencing ownership of shares of a foreign-based corporation held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

FOREIGN CURRENCY TRANSACTIONS. The Portfolios and Underlying ETFs may conduct foreign currency transactions on a spot (i.e., cash) basis or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. The Portfolios and Underlying ETFs will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers generally do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio or Underlying ETF at one rate, while offering a lesser rate of exchange should the Portfolio or Underlying ETF desire to resell that currency to the dealer. Forward contracts are generally traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Each Portfolio or Underlying ETF may use currency forward contracts for any purpose consistent with its investment objective. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by each Portfolio. The Portfolios or Underlying ETFs may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

When a Portfolio or Underlying ETF agrees to buy or sell a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, each Portfolio or Underlying ETF will be able to protect itself against an adverse change in foreign currency values between the date the security is purchased or sold and the date on which payment is made or received. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Portfolio or Underlying ETF may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Portfolio’s or Underlying ETF’s investment adviser.

A Portfolio or Underlying ETF may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio or Underlying ETF owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Portfolio or Underlying ETF could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutsche marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Portfolio or Underlying ETF may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. For example, if a Portfolio or Underlying ETF held investments denominated in Deutsche marks, such Portfolio or Underlying ETF could enter into forward contracts to sell Deutsche marks and purchase Swiss Francs. This type of strategy, sometimes known as a “cross hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Portfolio or Underlying ETF had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Portfolio or Underlying ETF to assume the risk of fluctuations in the value of the currency it purchases.

Under certain conditions, SEC guidelines require mutual funds to set aside cash or other appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, the Portfolio or Underlying ETF will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Portfolio or Underlying ETF will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the Sub-Adviser’s or underlying adviser’s skill in analyzing and predicting currency values. Forward contracts may substantially change a Portfolio’s or Underlying ETF’s investment exposure to changes in currency exchange rates, and could result in losses to a Portfolio or Underlying ETF if currencies do not perform as the investment adviser anticipates. For example, if a currency’s value rose at a time when the investment adviser had hedged a Portfolio or Underlying ETF by selling that currency in exchange for U.S. dollars, a Portfolio or Underlying ETF would be unable to participate in the currency’s appreciation. If the Sub-Adviser or an underlying adviser hedges currency exposure through proxy hedges, a Portfolio or Underlying ETF could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Sub-Adviser or an underlying adviser increases a Portfolio’s or Underlying ETF’s exposure to a foreign currency, and that currency’s value declines, the Portfolio or Underlying ETF will realize a loss. There is no assurance that the Sub-Adviser’s or underlying adviser’s use of forward currency contracts will be advantageous to a Portfolio or Underlying ETF or that it will hedge at an appropriate time.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Portfolio may purchase securities on a when-issued basis or for settlement at a future date if the Portfolio holds sufficient assets to meet the purchase price. In such purchase transactions, the Portfolio will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Portfolio will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Portfolio would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Portfolio may sell such a security prior to the settlement date if the Adviser or Sub-Adviser felt such action was appropriate. In such a case, the Portfolio could incur a short-term gain or loss.

FUNDING AGREEMENTS. Within the limitations on investments in illiquid securities, the Portfolio may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the Portfolio to require prompt performance by the insurance company of its payment obligations under the funding agreement.

FUTURES CONTRACTS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the CFTC. No purchase price is paid or received when the contract is entered into. Instead, the Portfolio, upon entering into a futures contract (and to maintain the Portfolio’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade fixed income securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Portfolio seeks to earn interest income on its initial and variation margin deposits.

The Portfolio will incur brokerage fees when it purchases and sell futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Portfolio’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Portfolio may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Portfolio will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. The Portfolio may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Portfolio will write options only on futures contracts that are “covered.” The Portfolio will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Portfolio segregates with its custodian or broker (or an affiliate thereof) cash, United States government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). The Portfolio will be considered “covered” with respect to a call option it has written on a fixed income security future if, so long as it is obligated as a writer of the call, the Portfolio owns a security deliverable under the futures contract. The Portfolio will be considered “covered” with respect to a call option it has written on a securities index future if the Portfolio owns securities the price changes of which are, in the opinion of the Adviser or Sub-Adviser, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Portfolio writes options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Portfolio to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Portfolio purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging the Portfolio’s portfolio against a general decline in market prices. The purchase of a call option on a futures contract may represent a means of hedging the Portfolio’s portfolio against a market advance when the Portfolio is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Portfolio’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Portfolio intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. Options and futures can be volatile instruments and involve certain risks. If the Adviser or Sub-Adviser, as applicable, applies a hedge in the Portfolio’s portfolio at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Portfolio’s return. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.

In general, the Portfolio will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Portfolio’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Portfolio’s total assets.

In instances involving the purchase of futures contracts or the writing of put options thereon by the Portfolio, the Portfolio will deposit in a segregated account with its custodian an amount of cash, cash equivalents and/or appropriate securities equal to the cost of such futures contracts or options written (less any related margin deposits), to the extent that such deposits are required under the 1940 Act.

ILLIQUID INVESTMENTS. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under guidelines established by the Trustees, ALPS Advisors, Inc. (the “Adviser”) and, with respect to the Morningstar Portfolios, Morningstar Investment Management LLC. (the “Sub-Adviser”) determine the liquidity of each respective Portfolio’s investments and, through reports from the Adviser and/or Sub-Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of each Portfolio’s investments, the Adviser and/or Sub-Adviser may consider various factors including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features) and (5) the nature of the marketplace for trades (including the ability to assign or offset each Portfolio’s rights and obligations relating to the investment). Investments currently considered by each Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, OTC options, and some restricted securities determined by the Adviser or Sub-Adviser to be illiquid. However, with respect to OTC options that each Portfolio may write, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement each Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Trustees. If through a change in values, net assets or other circumstances, a Portfolio were in a position where more than 15% of its net assets were invested in illiquid securities, the Trustees would seek to take appropriate steps to protect liquidity.

INVESTMENT COMPANIES. The Portfolios and Underlying ETFs may invest in other investment companies as permitted under Section 12(d)(1) of the 1940 Act. Some investment companies that are ETFs have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Portfolio or an Underlying ETF invests in other investment companies, the Portfolio’s shareholders will indirectly incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities. The Portfolios and Underlying ETFs may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

INVESTMENTS IN COMPANIES WITH BUSINESS RELATED TO COMMODITIES. As explained under “Fundamental Restrictions” in this SAI, the Portfolio does not invest directly in commodities. However, the Portfolio may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, the Portfolio may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies or publicly or privately traded companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies who business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

INVESTMENTS IN VOLATILITY INDICES. The Portfolio may also utilize swaps, options, ETFs, ETNs or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index, or may invest in securities or options designed to reflect the implied volatility of an underlying market. Investors generally use these securities to speculate or hedge against changes in implied volatility (and thereby, overall perceived risk) in the markets they track. As a general rule, volatility options indices go up when investors are unsure about the outlook for the economy and the markets, and these indices go down when investors are content and/or confident in the outlook for the economy and the markets. These indices generally measure implied volatility based on derivatives prices (e.g., relative options prices and spreads); however, index levels and prices of securities tracking index levels are only indicators of current investor sentiment, and are not necessarily predictive of future index levels (i.e., there is always a possibility that an index level may go higher or lower in the future, regardless of the index’s current level).

An investment in a security tracking a volatility index is subject to the risk that the investor’s interpretation of the index level is incorrect, thereby subjecting the investor to unexpected changes (or lack of changes) in the level of the relevant index and the price of the security based on the level. Securities tracking volatility indices are also subject to the risks of flaws in the tracking methodology, as well as failures to track the index value due to market or other factors. Volatility swaps are also subject to counterparty credit risk, since the investor may lose money if the counterparty fails to meet its obligations. In addition, investments in volatility indices through ETFs or other investment companies are also subject to the risks of these types of securities as explained elsewhere in this SAI.

While investments in volatility indices may be used by the Portfolio in an effort to limit losses in a sharp market decline, there is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are also costs associated with entering into such investments, which can adversely impact returns.

LISTED PRIVATE EQUITY COMPANIES. Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

The Portfolio intends to invest in the securities of Listed Private Equity Companies domiciled in, or primarily listed on, exchanges in Asia, Africa, Europe, North America, and South America. The underlying assets of such Listed Private Equity Companies may be domiciled throughout the world.

The Listed Private Equity Companies in which the Portfolio intends to invest include investments in a wide array of businesses/industries at various stages of development, from early to later stage to fully mature businesses. The Portfolio intends to focus its portfolio on Listed Private Equity Companies that emphasize making equity and equity-like (preferred stock, convertible stock and warrants) investments in later stage to mature businesses, but may invest in Listed Private Equity Companies making debt investments and in other stages of development. In addition, the Portfolio may invest in the common stock of closed-end management investment companies, including business development companies that invest in securities of Listed Private Equity Companies.

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

In addition to the risks associated with the Portfolio’s direct investments, the Portfolio is also subject to the underlying risks which affect the Listed Private Equity Companies in which the Portfolio invests. Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, valuation risk, sector risks, non-U.S. security risk, currency risk, credit risk and managed portfolio risk.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

MONEY MARKET INSTRUMENTS. The Portfolio may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Portfolio may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

MONEY MARKET MUTUAL FUNDS. In order to maintain sufficient liquidity, to implement investment strategies or for temporary defensive purposes, the Portfolio may invest a significant portion of its assets in shares of one or more money market funds. Generally, money market mutual funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including U.S. government obligations, bank obligations and high-grade corporate instruments. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency, entity or person. While investor losses in money market mutual funds have been rare, they are possible. In addition, the Portfolio will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

OPTIONS. By purchasing a put option, a Portfolio or Underlying ETF obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, a Portfolio or Underlying ETF pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities and indexes of securities prices. A Portfolio or Underlying ETF may terminate its position in a put option it has purchased by allowing them to expire or by exercising the option. If the option is allowed to expire, a Portfolio or Underlying ETF will lose the entire premium it paid. If a Portfolio or Underlying ETF exercises the option, it completes the sale of the underlying instrument at the strike price. A Portfolio or Underlying ETF may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. When a Portfolio or Underlying ETF writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Portfolio or Underlying ETF assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Portfolios or Underlying ETFs may seek to terminate their positions in put options they write before exercise by closing out the options in the secondary market at their current price. If the secondary market is not liquid for a put option a Portfolio or Underlying ETF has written, however, the Portfolio or Underlying ETF must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. However, this loss should be less than the loss from purchasing the underlying instrument directly, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates each Portfolio or Underlying ETF to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

COMBINED POSITIONS. Each Portfolio or Underlying ETF may purchase and write options in combination with each other, or in combination with forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio or Underlying ETF may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a Portfolio’s or Underlying ETF’s current or anticipated investments exactly. Each Portfolio or Underlying ETF may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which each typically invests.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio’s or Underlying ETF’s investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, dividends, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

A Portfolio or Underlying ETF may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio’s or Underlying ETF’s options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS. There is no assurance a liquid secondary market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio or Underlying ETF to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolios or Underlying ETF to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio’s or Underlying ETFs access to other assets held to cover its options or futures positions could also be impaired.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio or Underlying ETF greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

ASSET COVERAGE FOR OPTIONS POSITIONS. The Portfolios will comply with guidelines established by the SEC with respect to coverage of options strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolios’ assets could impede portfolio management or the Portfolios’ ability to meet redemption requests or other current obligations.

REAL ESTATE INVESTMENT TRUSTS. The Underlying ETFs may purchase interests in real estate investment trusts (“REITs”). Real estate industry companies include, among others, equity real estate investment trusts, which own properties, and mortgage real estate investment trusts, which make construction, development, and long-term mortgage loans. Equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, are not diversified, and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain exemption from the 1940 Act.

REAL ESTATE SECURITIES. The Portfolio will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Portfolio may also invest in readily marketable interests in REITs. REITs are generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

The Portfolio may invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to a REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Portfolio or Underlying ETF purchases a security and simultaneously commits to resell that security at an agreed upon price and date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price. This obligation is in effect secured by the underlying security having a value at least equal to the amount of the agreed upon resale price. Each Portfolio or Underlying ETF may enter into a repurchase agreement with respect to any security in which it is authorized to invest. While it presently does not appear possible to eliminate all risks from the transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to each Portfolio or Underlying ETF in connection with bankruptcy proceedings), it is the policy of each Portfolio to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser or the Sub-Adviser, as the case may be.

RESTRICTED SECURITIES. Within its limitations on investment in illiquid securities, the Portfolio may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio or Underlying ETF sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, each Portfolio or Underlying ETF will maintain appropriate high-grade liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio or Underlying ETF will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser or Sub-Adviser, as the case may be.

SECURITIES LENDING. To the extent provided for in each Portfolio’s policies, each Portfolio or Underlying ETF may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Portfolios and Underlying ETFs to retain ownership of the securities loaned and, at the same time, to seek to earn additional income.

The Trust expects that the procedure for the lending of securities will typically include the following features and conditions. The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with the Portfolio in an amount equal to a minimum of 100% of the market value of the securities lent. The Portfolio will typically seek to invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to securities or lending agent (e.g a bank or trust company) who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may typically be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Portfolio at any time. The Portfolio will receive any payments in lieu of dividends and interest paid on the securities lent, although the U.S. federal income tax characteristics of such payment may change. The Portfolio’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Portfolio if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Portfolio could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Portfolio lent has increased or the value of the collateral decreased, the Portfolio could experience a loss. In the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except that the Portfolio may retain any such part thereof that is a security in which the Portfolio is permitted to invest. A Portfolio may also lose money if its incurs losses on the reinvestment of cash collateral.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Portfolio, as the lender, generally retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Portfolio if the holders of such securities are asked to vote upon or consent to matters which the Sub-Adviser believes materially affect the investment; however, the Portfolio may not be able to recall the securities in time for the Portfolio to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Portfolio may typically also call such loans in order to sell the securities involved.

Cash received through loan transactions may be invested in any security in which the Portfolios are authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SENIOR SECURITIES. In general, the Portfolio may not issue any class of senior security, except within the limitations of the 1940 Act. These limitations allow the Portfolio to (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% for all Portfolio borrowings and in the event such asset coverage falls below 300% the Portfolio will within three days or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts, and reverse repurchase agreements, provided that the Portfolio earmarks or segregates liquid assets in accordance with applicable SEC regulations and interpretations.

SHORT SALES OF SECURITIES. The Portfolio may make short sales, which are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, the Portfolio will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs. The Portfolio then sells the borrowed security to a buyer in the market. The Portfolio will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender. Until the security is replaced, the Portfolio is required to pay the broker-dealer lender any dividends or interest that accrues during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. When the Portfolio makes a short sale, the Portfolio will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) on the Portfolio’s books and/or in a segregated account at the Portfolio’s custodian or broker (or an affiliate thereof) in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender, to the extent such deposit is required by applicable law and/or the parties involved in the transaction. In determining the amount to be segregated, any securities that have been sold short by the Portfolio will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet the Portfolio’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Portfolio’s short position obligations.

In addition, the Portfolio may make short sales “against the box,” i.e., when the Portfolio sells a security short while owning securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Portfolio will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

TEMPORARY DEFENSIVE INVESTMENTS. A Portfolio may invest a portion of its assets in cash, cash equivalents, money market funds, or other investments. The Underlying ETFs may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. When securities markets or economic conditions are unfavorable or unsettled, a Portfolio or Underlying ETF may adopt temporary defensive positions by investing up to 100% of its net assets in securities that are highly liquid, such as high-quality money market instruments, short-term U.S. Government obligations, commercial paper or repurchase agreements, even though these positions are inconsistent with a Portfolio’s or Underlying ETF’s principal investment strategies. As a result, the Portfolio or Underlying ETF may not realize its investment objective if it is required to make temporary defensive investments. Furthermore, there is no assurance that any such temporary defensive measures will work as intended.

U.S. GOVERNMENT SECURITIES. The Portfolio may invest a portion of its portfolio in U.S. government securities such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) and the Overseas Private Investment Corporation (“OPIC”), as well as obligations of U.S. government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration, Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank, Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA and OPIC), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA and FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA and FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. government, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Portfolio’s shares.

WARRANTS. The Portfolios or Underlying ETFs may invest in warrants, which entitle the holder to buy equity securities at a specific price during a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities, which may be purchased, nor do they represent any rights in the assets of the issuing company. The value of a warrant may be more volatile than the value of the securities underlying the warrants. Also, the value of the warrant does not necessarily change with the value of the underlying securities and ceases to have value if it is not exercised prior to the expiration date. Warrants may be allowed to expire if the Adviser or Sub-Adviser deems it undesirable to exercise or sell.

ZERO COUPON SECURITIES. The Portfolio may purchase zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity, unlike fixed income securities that provide periodic payments of interest (referred to as a coupon payment). Zero coupon securities are bought at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. One must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

PORTFOLIO TURNOVER

Each Portfolio’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by such Portfolio during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by such Portfolio. A 100% turnover rate would occur if all of a Portfolio’s portfolio securities were replaced once within a one-year period.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted the following policies and procedures with respect to the disclosure of the securities held by each Portfolio. The disclosure policy currently authorizes monthly dissemination of full holdings of each Portfolio except the ALPS/Red Rocks Listed Private Equity Portfolio with a fifteen (15) day lag and for the ALPS/Red Rocks Listed Private Equity Portfolio with a forty-five (45) day lag. The holdings of each Portfolio will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of the first and third fiscal quarter will be filed in Form N-Q; (ii) portfolio holdings as of the end of each six month period will be filed as part of the semi-annual report filed on Form N-CSR; and (iii) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

However, the policy and procedures set forth above do not prevent the sharing of a Portfolio’s holdings under the specific exceptions to disclosure provided below:

(1)	Disclosures that, in the opinion of Portfolios’ or Administrator’s counsel, are required by law;

(2)	Disclosures necessary for Service Providers to perform services for the Portfolios, (where Service Providers includes the Investment Advisers, Administrator, Custodian, Fund Accountant, software or technology providers, or any other entity that has a need to know such information in order to fulfill its contractual obligations to provide services to the Portfolios);

(3)	Disclosures necessary for Rating Agencies to assess applicable Portfolio ratings;

(4)	Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in Portfolio securities;

(5)	Disclosures to the Portfolios’ or Service Providers’ regulatory authorities, accountants, or counsel; and

(6)	Disclosures by the Investment Adviser of compiled data concerning accounts managed by the Investment Adviser, so long as such data is presented in a format so as to not be identified as data of the Portfolios.

The Board of Trustees will periodically review the list of entities that have received holdings of the Portfolios to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest, and evaluate the effectiveness of its current portfolio holding policy.

Only officers of the Trust and their authorized agents may approve the disclosure of a Portfolio’s holdings. In all cases, eligible third parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any portfolio holdings information received and not to trade on the nonpublic information received. Neither the Trust nor its Service Providers (or any persons affiliated with either) receives any compensation or other consideration in connection with the sharing of the Portfolios’ portfolio holdings.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
ALPS Advisors, Inc. (Adviser)	Daily	None	Daily	Daily
Morningstar Investment Management LLC (Sub-Adviser to Morningstar Portfolios)	Daily	None	Daily	Daily
Red Rocks Capital LLC (Sub-Adviser to the Red Rocks Portfolio)	Daily	None	Daily	Daily
Stadion Money Management (Sub-Adviser to the Stadion Portfolios)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
State Street Bank and Trust Company (Custodian)	Daily	None	Daily	Daily
Deloitte & Touche LLP (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Counsel)	As needed	None	As needed	As needed
FactSet Research Systems Inc.	Daily	None	Daily	Daily

MANAGEMENT OF THE TRUST

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the state of Delaware and the Trust’s Declaration of Trust and Bylaws. The Trustees are responsible for major decisions relating to each Portfolio’s objective, policies and techniques. The Trustees also supervise the operation of the Trust by their officers and review the investment decisions. However, the Trustees do not actively participate on a regular basis in making such decisions. Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees, who are not deemed to be “interested persons” of the Trust as defined by the 1940 Act, are referred to as “Independent Trustees”. Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees”. Each Trustee serves for an indefinite term, until his or her resignation, death or removal.

The following is a list of the trustees and executive officers of the Trust and their principal occupations over the last five years.

INDEPENDENT TRUSTEES

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen By Trustee****	Other Trusteeships Held By Trustee
Mary K. Anstine (1940)	Trustee	Since November 2006	Retired. Ms. Anstine is also a Trustee of ALPS ETF Trust, Financial Investors Trust, Reaves Utility Income Fund, and the Westcore Trust.	41	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); Financial Investors Trust (33 funds), Reaves Utility Income Fund (1 fund), and the Westcore Trust (14 funds).

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen By Trustee****	Other Trusteeships Held By Trustee
David M. Swanson (1957)	Trustee	Since November 2006	Mr. Swanson is Founder & Managing Partner of SwanDog Strategic Marketing. Previously, he served as Executive Vice-President of Calamos Investments (April 2004 to March 2006), Chief Operating Officer of Van Kampen Investments (October 2002 to April 2004), and Managing Director of Morgan Stanley (February 2000 to April 2004).	10	Mr. Swanson is a Trustee of the Managed Portfolio Series (37 funds) and Director of the RiverNorth Opportunities Fund, Inc.

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen By Trustee****	Other Trusteeships Held By Trustee
Jeremy W. Deems (1976)	Trustee and Chairman	Since September 2010	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co- Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC (an administrative services company) from 1998 to June 2007. From 2004 to 2005, Mr. Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	42	Mr. Deems is a Trustee of ALPS ETF Trust (20 funds); Financial Investors Trust (33 funds); Elevation ETF Trust (0 Fund); Clough Funds Trust (1 fund) and Reaves Utility Income Fund (1 fund).

*	All communications to Trustees may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management LLC, Red Rocks Capital LLC or Stadion Money Management LLC, or any affiliate of the foregoing, provides investment advisory services.

Except for their service on the Trust’s Board of Trustees, the Independent Trustees named above have not held any positions during the past two years with any Portfolio; any investment adviser or sub-adviser; any underwriter of any Portfolio; or any affiliate of any Portfolio or its investment advisers or sub-advisers, or underwriters.

INTERESTED TRUSTEES

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***	Number of Portfolios in Portfolio Complex Overseen by Trustee****	Other Trusteeships Held By Trustee
Jeremy Held (1974) (1)	President and Interested Trustee	Interested Trustee since February 2018 and President Since November 2017	Mr. Held is Senior Vice President, Director of Research of AAI and Senior Vice President of Red Rocks Capital, LLC. Mr. Held joined ALPS in 1996, and because of his position with ALPS, he is deemed an affiliate of the Trust as defined under the 1940 Act	10	Mr. Held is President of the Principal Real Estate Income Fund (1 fund)
Scott Wentsel (1961)(1)	Trustee	Since November 2006	Mr. Wentsel is President of Wentsel Wealth Management, LLC. Previously he was Chief Investment Officer, Americas for Morningstar’s Investment Management group from February 2014 to May 2016. Mr. Wentsel was Senior Portfolio Manager for Morningstar Investment Management LLC, from April 2005 to February 2014 and Mr. Wentsel was also Executive Director of Van Kampen Investments from April 2000 to April 2005.	9	None

*	All communications to Trustees may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management LLC, Red Rocks Capital LLC, or Stadion Money Management LLC, or any affiliate of the foregoing, provides investment advisory services.

(1)	Mr. Held is deemed an “Interested Trustee” by virtue of his current relationship with ALPS Advisors, Inc. and Red Rocks Capital, LLC. Mr. Wentsel is deemed an “Interested Trustee” by virtue of his prior relationship with Morningstar Investment Management LLC.

OFFICERS

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***
Jeremy O. May (1970)	Treasurer	Since February, 2018	Mr. May joined ALPS in 1995 and is currently Director and President of ALPS Portfolio Solutions Distributor, Inc. and ALPS Distributors, Inc., and Executive Vice President and Director of ALPS Advisors, Inc. and ALPS Holdings, Inc. Because of his position with ALPS, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also President and Trustee of ALPS Series Trust, the Reaves Utility Income Fund and Elevation ETF Trust. Mr. May is also President of RiverNorth Opportunities Fund, Inc. and Treasurer of ALPS ETF Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, and Principal Real Estate Income Fund. Mr. May is currently on the Board of Directors of the University of Colorado Foundation..
Erin D. Nelson (1977)	Chief Compliance Officer	Since December, 2015	Ms. Nelson is Senior Vice President and Chief Compliance Officer of ALPS Advisors, Inc. Prior to 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS. Because of her position with the Adviser, Ms. Nelson is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Nelson is also Chief Compliance Officer of ALPS ETF Trust, Principal Real Estate Income Fund, the Liberty All-Star Equity Fund, the Liberty All-Star Growth Fund, Inc., the RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.

Andrea E. Kuchli (1985)	Secretary	Since December 2016	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of Elevation ETF Trust, Principal Real Estate Income Fund, and ALPS ETF Trust as well as Assistant Secretary of the James Advantage Funds, RiverNorth Opportunities Fund, Inc.
Sareena Khwaja-Dixon (1980)	Assistant Secretary	Since December 2016	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Because of her position with ALPS, Ms. Khwaja-Dixon is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc., and Assistant Secretary of Financial Investors Trust, Clough Funds Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund.

*	All communications to Officers may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Officer began serving the Trust. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since November 30, 2006. Currently retired, Ms. Anstine has over 32 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was nominated to serve as a Trustee of the Trust based on her business and financial services experience.

David Swanson

Mr. Swanson has been an Independent Trustee of the Trust since November 30, 2006. In 2006, Mr. Swanson founded SwanDog Marketing, a marketing strategy boutique serving asset and wealth managers. Mr. Swanson currently serves as SwanDog’s Managing Partner. He has 37 years of senior management and marketing experience, with 27 years in financial services. Before founding SwanDog, Mr. Swanson served as Executive Vice President and Head of Distribution for Calamos Investments, an investment management firm. As well, he previously held positions as Chief Operating Officer of Van Kampen Investments, President and CEO of Scudder, Stevens & Clark, Canada, Ltd. and Managing Director and Head of Global Investment Products at Morgan Stanley. Mr. Swanson holds an MBA from the Kellogg Graduate School of Management at Northwestern University and a Bachelors in Journalism from Southern Illinois University. He was nominated to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Jeremy W. Deems

Mr. Deems has been an Independent Trustee of the Trust since September 8, 2010 and appointed Chairman in July, 2017. In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Chief Financial Officer and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO of Forward Management, LLC, investment advisor to the Forward Funds and Sierra Club Mutual Funds, where he was also co-portfolio manager to the Sierra Club Stock Fund. In addition, he was the CFO of ReFlow Management Co., LLC. Prior to joining Forward and ReFlow, he served as Regional Marketing Assistant within the Investment Consulting Services Group at Morgan Stanley Dean Witter. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of California and is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He was nominated to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

Scott Wentsel CFA, CFP®

Mr. Wentsel has been an Interested Trustee of the Trust since November 30, 2006. From February 2014 to May 2016, Mr. Wentsel served as Chief Investment Officer, Americas for Morningstar’s Investment Management group which includes Morningstar Investment Management LLC, the Morningstar Portfolios’ investment sub-adviser. Prior to February, 2014, Mr. Wentsel was Vice President and Senior Portfolio Manager of Morningstar Investment Management LLC. Mr. Wentsel has over 26 years of investment industry experience. Prior to joining Morningstar, Mr. Wentsel was an Executive Director with Van Kampen Investments from 2000-2005 and also worked for 13 years at Scudder Kemper Investments. Mr. Wentsel has a Masters of Business Administration degree from the University of Chicago Booth School of Business and a Bachelor of Arts in Economics from the University of Illinois. He was nominated to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Portfolios rests with the Trustees. The Trust has engaged ALPS Advisors, Inc. (the “Adviser”) and, with respect to the Morningstar Portfolios, Morningstar Investment Management LLC (the “Sub-Adviser”), to manage the Portfolios on a day-to day basis. The Board is responsible for overseeing the Adviser, the Sub-Adviser and other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of five members, three of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board appointed Mr. Deems, an Independent Trustee, to serve in the role of Chairman in July, 2017. The Chairman’s role is to preside at all meetings of each Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. As an Independent Trustee, the current chairman also serves as a spokesperson and principal point of contact for the other Independent Trustees and is responsible for coordinating the activities of the Independent Trustees, including calling regular executive sessions of the Independent Trustees; developing the agenda of each meeting; and chairing the meetings of the Independent Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually.

The Board believes that its current leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that seeks to enhance effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Portfolios’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the Trust. The Board also believes that the current number of Independent Trustees is appropriate and in the best interest of the Portfolios’ shareholders. Nevertheless, the Board also believes that having one or more interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process.

Risk oversight forms part of the Board’s general oversight of each Portfolio and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Portfolios, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Trust management, the Adviser, the Sub-Adviser, the Portfolios’ Chief Compliance Officer, the Trust’s legal counsel and the independent registered public accounting firm for the Portfolios regarding risks faced by the Portfolios. The Board, with the assistance of Trust management and the Adviser and, with respect to the Morningstar Portfolios, the Sub-Adviser, reviews investment policies and risks in connection with its review of each Portfolio’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of each Portfolio’s compliance program and reports to the Board regarding compliance matters for the Portfolios and its principal service providers. In addition, as part of the Board’s periodic review of the Portfolios’ advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Standing Board Committees

The Trust’s Board of Trustees has established three standing committees: the Audit Committee, and the Nominating and Governance Committee.

The Audit Committee meets periodically with the Trust’s officers and its independent auditors to review accounting matters, the adequacy of internal controls, the responsibilities and fees of the independent auditors and other matters. Members of the Audit Committee are currently Ms. Anstine, and Messrs. Deems (Chairperson) and Swanson. Mr. Deems is an “audit committee financial expert.” During the fiscal year ended December 31, 2017, the Audit Committee convened two meetings.

The Nominating and Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees (including considering written nominations from shareholders delivered to the Secretary of the Trust at 1290 Broadway, Suite 1100, Denver, CO 80203) of the Trust. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Governance Committee are currently Ms. Anstine (Chairperson) and Messrs. Deems and Swanson. During the fiscal year ended December 31, 2017 the Nominating and Governance Committee convened two meetings.

At the present time there are no other standing committees of the Trust’s Board of Trustees. The Board of Trustees may in the future consider establishing one or more additional committees, including but not limited to committees charged with responsibility for nomination, compensation, valuation, investment and brokerage matters.

Trustee Ownership of Portfolio Shares

As of December 31, 2017, the following table shows the dollar range of shares beneficially owned by each Trustee in the Portfolio.

INDEPENDENT TRUSTEES

Name of Trustees	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Mary K. Anstine		$10,001 - $50,000
Morningstar Conservative ETF Asset Allocation Portfolio	None
Morningstar Income and Growth ETF Asset Allocation Portfolio	None
Morningstar Balanced ETF Asset Allocation Portfolio	None
Morningstar Growth ETF Asset Allocation Portfolio	None
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	None
ALPS/Alerian Energy Infrastructure Portfolio	None
ALPS/Stadion Core ETF Portfolio	None
ALPS/Stadion Tactical Growth Portfolio	None
ALPS/Red Rocks Listed Private Equity Portfolio	None

David M. Swanson		$10,001 - $50,000
Morningstar Conservative ETF Asset Allocation Portfolio	None
Morningstar Income and Growth ETF Asset Allocation Portfolio	None
Morningstar Balanced ETF Asset Allocation Portfolio	None
Morningstar Growth ETF Asset Allocation Portfolio	None
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	None
ALPS/Alerian Energy Infrastructure Portfolio	None
ALPS/Stadion Core ETF Portfolio	None
ALPS/Stadion Tactical Growth Portfolio	None
ALPS/Red Rocks Listed Private Equity Portfolio	None

Name of Trustees	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jeremy Deems		$10,001 - $50,000
Morningstar Conservative ETF Asset Allocation Portfolio	None
Morningstar Income and Growth ETF Asset Allocation Portfolio	None
Morningstar Balanced ETF Asset Allocation Portfolio	None
Morningstar Growth ETF Asset Allocation Portfolio	None
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	None
ALPS/Alerian Energy Infrastructure Portfolio	None
ALPS/Stadion Core ETF Portfolio	None
ALPS/Stadion Tactical Growth Portfolio	None
ALPS/Red Rocks Listed Private Equity Portfolio	None

INTERESTED TRUSTEES

Name of Trustees	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jeremy Held		None
Morningstar Conservative ETF Asset Allocation Portfolio	None
Morningstar Income and Growth ETF Asset Allocation Portfolio	None
Morningstar Balanced ETF Asset Allocation Portfolio	None
Morningstar Growth ETF Asset Allocation Portfolio	None
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	None
ALPS/Alerian Energy Infrastructure Portfolio	None
ALPS/Stadion Core ETFPortfolio	None
ALPS/Stadion Tactical Growth Portfolio	None
ALPS/Red Rocks Listed Private Equity Portfolio	None

Name of Trustees	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Scott Wentsel		None
Morningstar Conservative ETF Asset Allocation Portfolio	None
Morningstar Income and Growth ETF Asset Allocation Portfolio	None
Morningstar Balanced ETF Asset Allocation Portfolio	None
Morningstar Growth ETF Asset Allocation Portfolio	None
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	None
ALPS/Alerian Energy Infrastructure Portfolio	None
ALPS/Stadion Core ETF Portfolio	None
ALPS/Stadion Tactical Growth Portfolio	None
ALPS/Red Rocks Listed Private Equity Portfolio	None

Remuneration of Trustees

Each Independent Trustee receives an annual retainer of $22,500, a per meeting fee of $3,500, and reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. The Chairman of the Board and Audit Committee Chairman receives an additional annual retainer of $10,000 and $3,000, respectively Prior to January 1, 2018, the Chairman of the Board received an annual retainer of $5,000.

The following chart provides certain information about the Trustee fees paid by the Trust for the fiscal year ended December 31, 2017:

Name of Person/Position	Aggregate Compensation from the Trust	Aggregate Compensation from the Portfolio Complex(1)
Mary K. Anstine	$40,000	$139,142
Jeremy W. Deems	$48,000	$200,732
David M. Swanson	$40,000	$67,000

(1)	The Portfolio Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc., Morningstar Investment Management LLC, Red Rocks Capital LLC or Stadion Money Management LLC, or any affiliate of the foregoing, provides investment advisory services.

No employee of the Adviser, Sub-Adviser, Distributor, or Transfer Agent receives any compensation from the Trust for acting as an officer or a Trustee of the Trust.

INVESTMENT ADVISER AND SUB-ADVISERS

Investment Adviser. The Adviser is a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”). Located in Denver, Colorado, ALPS Holdings, a wholly owned subsidiary of DST Systems, Inc. (“DST”), is the parent of the Adviser and its affiliates ALPS Portfolio Solutions Distributor, Inc., as further described under the heading “The Distributor”, and ALPS Fund Services, Inc. as further described under the heading “Fund Administration”. ALPS Holdings, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the SEC as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, CO 80203. Jeremy Held is an officer of the Adviser, President of the Trust, and an Interested Trustee, Jeremy O. May is an officer of the Adviser and Treasurer of the Trust, Erin D. Nelson is an officer of the Adviser and Chief Compliance Officer of the Trust, Andrea E. Kuchli is an officer of the Adviser and Secretary of the Trust, and Sareena Khwaja-Dixon is an officer of the Adviser and Assistant Secretary of the Trust.

Advisory Agreement. Under the terms of each Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”), and subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will, either directly or by employing suitable sub-advisers: (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the 1940 Act, and the Investment Advisers Act of 1940, as amended; (b) manage each Portfolio’s portfolio and furnish a continual investment program for each Portfolio in accordance with such Portfolio’s investment objective and policies as described in the such Portfolio’s Prospectus; (c) make investment decisions for each Portfolio; (d) provide each Portfolio with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for each Portfolio; what securities shall be held or sold by each Portfolio, and allocate assets of each Portfolios to separate sub-accounts of the approved sub-advisers, and determine what portion of each Portfolio’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board of Trustees of the Trust every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees of the Trust and its committees with respect to the foregoing matters and the conduct of the business of the Portfolios. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Portfolios may hold or contemplate purchasing.

Morningstar Portfolios

As compensation for such services, the Adviser receives a management fee (the “Adviser Management Fee”), payable monthly, for the performance of its services. The annual Adviser Management Fee is equal to 0.45% of the average net assets of each Morningstar Portfolio. The fees are allocated daily, based on the prior day’s net assets plus the current day’s capital stock activity, at the class level. The Adviser Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Morningstar Portfolio’s shares.

Investment Sub-Advisery. Morningstar Investment Management LLC (“Sub-Adviser”) is a wholly owned subsidiary of Morningstar, Inc. (“Morningstar”), the Sub-Adviser is a registered investment adviser located in Chicago, Illinois that provides advisory services including discretionary management. Total assets under management in accounts where the Sub-Adviser has discretionary authority were approximately $78.9 billion as of December 31, 2017.

Sub-Advisory Agreement. Under the terms of the Investment Sub-Advisory Agreement between the Trust, the Adviser, and the Sub-adviser with respect to the Morningstar Portfolios (the “Morningstar Sub-Advisory Agreement”), the Sub-Adviser is responsible for recommending a continuous investment allocation program for the Morningstar Portfolios in accordance with each Morningstar Portfolio’s investment objectives, policies and restrictions as stated in such Morningstar Portfolio’s Prospectus. As compensation for such services, the Sub-Adviser receives from the Adviser an annual Sub-Adviser management fee (the “Sub-Adviser Management Fee”), payable monthly, for the performance of its services. The annual Sub-Adviser Management Fee is equal to 0.15% of the average net assets of the Morningstar Portfolio. The Sub-Adviser Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Portfolio’s shares.

Expense Limitation Agreement. Under the terms of the Expense Limitation Agreement between the Adviser and the Sub-Adviser, for the benefit of Morningstar Portfolio, the Adviser and Sub-Adviser agree to waive certain fees they are entitled to receive from the Portfolios. Specifically, the Adviser and Sub-Adviser agree to reimburse, equally 50% each, Portfolio expenses and/or waive a portion of the investment advisory, sub-advisory, and other fees (not including Distribution and/or Service (12b-1) fees, Shareholder Service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) that the Adviser and/or Sub-Adviser is entitled to receive to the extent necessary for the Portfolios to maintain a total annual expense ratio not exceeding 0.53% for Class I shares and Class II shares. The Portfolio’s fee waiver/expense reimbursement arrangements with the Sub-Adviser and the Adviser permit the Sub-Adviser or the Adviser to recapture only if any such recapture payments do not cause the Portfolio’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Each party also agrees the waivers shall continue through the end of the period ended April 29, 2019.

A discussion regarding the Board of Trustees’ basis for approving the Morningstar Portfolios’ Advisory and Sub-Advisory Agreements with respect to each Morningstar Portfolio will be available in the Portfolios’ semi-annual shareholder report for the period ended June 30, 2018.

Alerian Portfolio

As compensation for its services to the Alerian Portfolio, the Adviser receives a management fee (the “Adviser Management Fee”), payable monthly, for the performance of such services. The annual Adviser Management Fee is equal to 0.70% of the average net assets of the Alerian Portfolio. The fees are allocated daily, based on the prior day’s net assets plus the current day’s capital stock activity, at the class level. The Adviser Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Portfolio’s shares.

Expense Limitation Agreement. The Adviser has contractually agreed to reimburse Portfolio expenses and/or waive a portion of the investment advisory fee and other fees that the Adviser is entitled to receive to the extent necessary for the Portfolio to maintain a total annual expense ratio not exceeding 0.80% for Class I and Class III shares, subject to certain excluded expenses that will be borne by the Portfolio. The Portfolio’s fee waiver/expense reimbursement arrangements with the Sub-Adviser and the Adviser permit the Sub-Adviser or the Adviser to recapture only if any such recapture payments do not cause the Portfolio’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Adviser and the Trust each also agrees that the waivers shall continue through the period ended April 29, 2019.

A discussion regarding the Board of Trustees’ basis for approving the Advisory Agreement with respect to the Alerian Portfolio will be available in the Portfolio’s semi-annual shareholder report for the period ended June 30, 2018.

Red Rocks Portfolio

As compensation for its services to the Portfolio, the Adviser receives a management fee (the “Adviser Management Fee”), payable monthly, for the performance of its services. The annual Adviser Management Fee is equal to 0.90% of the average net assets of the Portfolio. The fees are allocated daily, based on the prior day’s net assets plus the current day’s capital stock activity, at the class level. The Adviser Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Portfolio’s shares.

Investment Sub-Advisery. Red Rocks Capital LLC (the “Sub-Adviser” or “Red Rocks”) is a registered investment adviser located in Denver, Colorado. The Sub-Adviser provides advisory services including discretionary management. Total assets under management in accounts where Red Rocks has discretionary authority were approximately $258.8 million as of December 31, 2017.

Sub-Advisory Agreement. Under the terms of the Investment Sub-Advisory Agreement between the Trust, the Adviser, and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for recommending a continuous investment allocation program for the Portfolio in accordance with the Portfolio’s investment objectives, policies and restrictions as stated in the Portfolio’s Prospectus. The Sub-Adviser is the creator, manager and owner of Global Listed Private Equity Index. The Sub-Adviser has extensive investment experience and developed proprietary research on the universe of listed private equity companies and intends to select Listed Private Equity Companies for the Portfolio, and their respective weightings within the Portfolio, based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, portfolio concentration, liquidity, and the need for diversification within the Portfolio (i.e., stage of investment, type of capitalization instruments held, industry focus and geographic focus). The Sub-Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, CO 80203.

As compensation for such services, the Sub-Adviser receives from the Adviser an annual Sub-Adviser management fee (the “Sub-Adviser Management Fee”), payable monthly, for the performance of its services. The annual Sub-Adviser Management Fee is equal to 0.57% on average daily net assets from $0 to $200,000,000, 0.52% on average daily net assets from $200,000,000 up to $500,000,000, or 0.47% on average daily net assets over $500,000,000 of the Portfolio. The Sub-Adviser Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Portfolio’s shares.

On July 31, 2015, the Sub-Adviser was acquired by the Adviser. Located in Denver, Colorado, the Adviser is a wholly owned subsidiary of ALPS Holdings. ALPS Holdings, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS Holdings is a wholly owned subsidiary of DST Systems, Inc., a publicly traded company on the New York Stock Exchange.

Expense Limitation Agreement. Under the terms of the Expense Limitation Agreement with the Adviser for the benefit of the Portfolio, the Adviser agrees to waive certain fees it is entitled to receive from the Portfolio. Specifically, the Adviser agrees to reimburse Portfolio expenses and/or waive a portion of the investment advisory and other fees that the Adviser is entitled to receive to the extent necessary for the Portfolio to maintain a total annual expense ratio not exceeding 0.95% for each of Class I and Class III shares, subject to certain excluded expenses that will be borne by the Portfolio. The Portfolio’s fee waiver/expense reimbursement arrangements with the Sub-Adviser and the Adviser permit the Sub-Adviser or the Adviser to recapture only if any such recapture payments do not cause the Portfolio’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Adviser agrees the waivers shall continue through the end of the period ended April 29, 2019.

A discussion regarding the Board of Trustees’ basis for approving the Portfolio’s Advisory and Sub-Advisory Agreements with respect to the Portfolio will be available in the Portfolio’s semi-annual shareholder report for the period ended June 30, 2018.

Stadion Portfolios

As compensation for its services to the Portfolios, the Adviser receives a management fee (the “Adviser Management Fee”), payable monthly, for the performance of its services. The annual Adviser Management Fee is equal to 0.75% and 0.50% of the average net assets of the ALPS/Stadion Tactical Growth Portfolio and the ALPS/Stadion Core ETF Portfolio, respectively. The fees are allocated daily, based on the prior day’s net assets plus the current day’s capital stock activity, at the class level. The Adviser Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Portfolios’ shares.

Investment Sub-Advisery. Stadion Money Management LLC (the “Sub-Adviser” or “Stadion”) is controlled by certain investment entities controlled and managed by TA Associates, L.P. The Sub-Adviser is a registered investment adviser located in Watkinsville, Georgia. The Sub-Adviser provides advisory services including discretionary management. Total assets under management in accounts where Stadion has discretionary authority were approximately $3.3 billion as of December 31, 2017.

Sub-Advisory Agreement. Under the terms of the Investment Sub-Advisory Agreement between the Trust, the Adviser, and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for recommending a continuous investment allocation program for the Portfolios in accordance with the Portfolios’ investment objectives, policies and restrictions as stated in the Portfolios’ Prospectus. As compensation for such services, the Sub-Adviser receives from the Adviser an annual Sub-Adviser management fee (the “Sub-Adviser Management Fee”), payable monthly, for the performance of its services. The annual Sub-Adviser Management Fee is equal to 0.50% of the average net assets of the Portfolios. The Sub-Adviser Management Fee is accrued daily for the purpose of determining the offering and redemption price of the Portfolios’ shares.

Expense Limitation Agreement. Under the terms of the Expense Limitation Agreement with the Adviser and the Sub-Adviser for the benefit of the Portfolios, the Adviser and Sub-Adviser agree to waive certain fees they are entitled to receive from the Portfolios. Specifically, the Adviser and Sub-Adviser agree to reimburse Portfolio expenses and/or waive a portion of the investment advisory fees that the Adviser and/or Sub-Adviser is entitled to receive to the extent necessary for the Portfolios to maintain a total annual expense ratio not exceeding 0.80% (for the Tactical Growth Portfolio) and 0.65% (for the Core ETF Portfolio) for each of Class I and Class III shares, subject to certain excluded expenses that will be borne by the Portfolios. One-third of this obligation to reimburse expenses and/or waive fees is assumed by the Adviser, and two-thirds is assumed by the Sub-Adviser. The Portfolio’s fee waiver/expense reimbursement arrangements with the Sub-Adviser and the Adviser permit the Sub-Adviser or the Adviser to recapture only if any such recapture payments do not cause the Portfolio’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Each party also agrees the waivers shall continue through the end of the period ended April 29, 2019.

A discussion regarding the Board of Trustees’ basis for approving the Portfolio’s Advisory and Sub-Advisory Agreements with respect to the Portfolios will be available in the Portfolios’ semi-annual shareholder report for the period ended June 30, 2018.

Advisory Fees

The following tables describe the advisory fees paid by each Portfolio that had commenced operations as of December 31, 2017, to the Adviser and the fee(s) waived, if any, by the Adviser for the last three fiscal periods.

Year Ended December 31, 2017

Portfolio	Gross Advisory Fees	Waiver of Advisory Fees	Reimbursement of Other Expenses	Net Advisory Fees
Morningstar Conservative ETF Asset Allocation Portfolio	$160,234	$(15,500)	--	$144,734
Morningstar Income and Growth ETF Asset Allocation Portfolio	365,964	(7,379)	--	358,585
Morningstar Balanced ETF Asset Allocation Portfolio	859,216	--	--	859,216
Morningstar Growth ETF Asset Allocation Portfolio	952,609	--	--	952,609
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	408,398	(11,477)	--	396,921
ALPS | Alerian Energy Infrastructure Portfolio	612,994	(21,121)	--	591,873
ALPS | Red Rocks Listed Private Equity Portfolio	150,923	(66,698)	--	84,225
ALPS | Stadion Core ETF Portfolio	37,514	(25,406)	--	12,108
ALPS | Stadion Tactical Growth Portfolio(a)	37,152	(26,664)	--	10,488

Year Ended December 31, 2016

Portfolio	Gross Advisory Fees	Waiver of Advisory Fees	Reimbursement of Other Expenses	Net Advisory Fees
Morningstar Conservative ETF Asset Allocation Portfolio	$168,539	$(20,068)	--	$148,471
Morningstar Income and Growth ETF Asset Allocation Portfolio	$386,365	$(9,414)	--	$376,951
Morningstar Balanced ETF Asset Allocation Portfolio	$868,918	--	--	$868,918
Morningstar Growth ETF Asset Allocation Portfolio	$870,618	--	--	$870,618
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	$352,590	$(12,146)	--	$340,444
ALPS | Alerian Energy Infrastructure Portfolio	$491,635	$(35,248)	--	$456,387
ALPS | Red Rocks Listed Private Equity Portfolio	$78,552	$(51,551)	--	$27,001
ALPS | Stadion Core ETF Portfolio	$35,859	$(25,333)	--	$10,526
ALPS | Stadion Tactical Growth Portfolio(a)	$21,742	$(21,742)	$(7,753)	--

Year Ended December 31, 2015

Portfolio	Gross Advisory Fees	Waiver of Advisory Fees	Reimbursement of Other Expenses	Net Advisory Fees
Morningstar Conservative ETF Asset Allocation Portfolio	$184,452	$(18,094)	--	$166,358
Morningstar Income and Growth ETF Asset Allocation Portfolio	473,726	--	--	473,726
Morningstar Balanced ETF Asset Allocation Portfolio	1,015,096	--	--	1,015,096
Morningstar Growth ETF Asset Allocation Portfolio	951,770	--	--	951,770
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	362,053	(6,133)	--	355,920
ALPS | Alerian Energy Infrastructure Portfolio	465,910	(30,781)	--	435,129
ALPS | Red Rocks Listed Private Equity Portfolio	18,887	(18,887)	$(75,047)	--
ALPS | Stadion Core ETF Portfolio	27,869	(27,869)	(4,258)	--
ALPS | Stadion Tactical Growth Portfolio	4,003	(4,003)	(22,883)	--

PORTFOLIO MANAGERS

The following tables summarize the other investment activities of each portfolio manager of the Portfolios, including the portfolio managers of each Sub-Adviser (each, a “Portfolio Manager”). All asset numbers in the table are in millions.

Morningstar Portfolios (as of December 31, 2017)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed	Total Assets Managed (in millions)
Carrie Scherkenbach	5	$637	0	$0	11,022	$1,540
Brian Huckstep, CFA	16	$1,361	0	$0	13,078	$2,541
Jared Watts	5	$637	0	$0	40,129	$5,226

As of December 31, 2017, no accounts managed by the Portfolio Managers in the above table had an advisory fee based solely on investment performance of the accounts.

Alerian Portfolio (as of December 31, 2017)

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts Managed	Total Assets Managed (in billions)	Number of Accounts Managed	Total Assets Managed (in billions)	Number of Accounts Managed	Total Assets Mahaged (in billions)
Michael Akins	17	$14.5	--	--	--	--
Ryan Mischker	18	$14.5	--	--	--	--
Andrew Hicks	17	$14.5	--	--	--	--

As of December 31, 2017, no accounts managed by the Portfolio Manager in the above table had an advisory fee based solely on investment performance of the accounts.

Red Rocks Portfolio (as of December 31, 2017)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts Managed	Total Assets Managed (in billions)	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed	Total Assets Managed (in millions)
Kirk McCown	2	--	1	$21,522	--	--
Andrew Drummond	2	--	1	$21,522	--	--
Wyck Brown	2	--	1	$21,522	--	--

As of December 31, 2017, no accounts managed by the Portfolio Managers in the above table had an advisory fee based solely on investment performance of the accounts.

Stadion Portfolios (as of December 31, 2017)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed	Total Assets Managed (in millions)
Paul Frank	1	$423	0	-	0	-
Brad A. Thompson	4	$668	38	$1,165	38,030	$1,497
William McGough	4	$668	38	$1,165	38,030	$1,497
Clayton Fresk	4	$668	38	$1,165	38,030	$1,497

As of December 31, 2017, no accounts managed by the Portfolio Managers in the above table had an advisory fee based solely on investment performance of the accounts.

Description of Material Conflicts of Interest

Morningstar Portfolios

An affiliate of the Trust’s distributor, ALPS Distributors, Inc. (“ADI”), acts as distributor for several ETFs. It is possible that these ETFs could be used in the Portfolios. If this situation arises, the Adviser will waive a portion of the advisory fee equal to the portion of the fees attributable to the assets of the Portfolio invested in such ETFs. See also “Additional Information About Investment Strategies — Limitations on Investments in Underlying ETFs” above. The Sub-Adviser, Morningstar Investment Management LLC (“Sub-Adviser”) is a wholly owned subsidiary of Morningstar, Inc. As part of its overall operation, Morningstar and its subsidiaries (including Morningstar Research Services LLC, registered with and governed by the United States Securities and Exchange Commission) are engaged in the business of providing ratings and analysis on financial products. A potential conflict exists since Morningstar Inc. and its affiliates (in this paragraph, collectively “Morningstar”) could be providing ratings and analysis on products that are sub-advised by other business units within the firm. Morningstar has adopted the following procedures to address this situation. First, Morningstar will not create analyst commentary for portfolios where the firm or its subsidiaries act as sub-adviser. This commentary is generally subjective in nature and could represent a conflict of interest. This means that the Morningstar Portfolios will not receive written analyst commentary from Morningstar. However, the Morningstar Portfolios will receive a Morningstar RatingTM when they have track records of a sufficient length. These ratings are purely quantitative and therefore cannot be biased by subjective factors. Also, the Morningstar Style BoxTM assignment is primarily based on quantitative characteristics of the underlying securities in the Portfolios. The initial assignment and subsequent style box changes follow established procedures and are subject to review by personnel within the Morningstar Data business unit. A situation may occur where Sub-Adviser personnel will provide information to clarify style box assignment. However, the assignment process takes place independently from the Sub-Adviser business unit.

Morningstar, Inc. is also in the business of creating indices. ETFs and an ETN have been created to track some of these indices including indices representing the Morningstar Style Boxes. An example would be the iShares Morningstar Large Value Index Fund. Morningstar receives a licensing fee from the ETF/ETN manufacturer based on the assets in these ETFs/ETN. While the Sub-Adviser does not anticipate using these ETFs or ETN as part of the initial allocations for a Morningstar Portfolio, it is possible that these ETFs or ETN could be used in a Morningstar Portfolio at some time in the future. If this situation arises, the Sub-Adviser will waive a portion of the sub-advisory fee equal to the portion of the licensing fee attributable to the assets of the Morningstar Portfolio invested in such ETF/ETN, and such waived amount shall be passed through to the applicable Morningstar Portfolio. See also “Additional Information About Investment Strategies – Limitations on Investments in Underlying ETFs” above.

Finally, the Sub-Adviser and other Morningstar business units act as adviser, sub-adviser or consultant on other portfolios or fund of funds products. These products invest in a variety of vehicles including actively managed funds, separate accounts, index funds and ETFs. Also, the Sub-Adviser provides trading instructions to a custodian but does not do the actual trading in all of these cases. A conflict of interest may arise between the investment strategies of the Morningstar Portfolios and the other accounts managed by the Sub-Adviser, and by other Morningstar business units, and in particular, the other accounts managed by the Portfolio Managers.

Alerian Portfolio

Potential conflicts of interest may arise when the Portfolio’s Portfolio Manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Portfolio Manager of the Portfolio.

The Adviser and the Portfolio have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of Portfolio Managers by assigning Portfolio Managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Red Rocks Portfolio

The Sub-Adviser is the owner and manager of the Global Listed Private Equity Index (the “Index”). The Index is managed and re-balanced by a separate division within the Sub-Adviser. The Sub-Adviser has adopted policies and procedures designed to prevent information being shared between the division within the Sub-Adviser that manages the Index and the division that actively manages the Listed Private Equity Fund during the quarterly re-balancing process of the Index.

The Sub-Adviser has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Sub-Adviser and the individuals that it employs. For example, the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of Portfolio Managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Sub-Adviser will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Stadion Portfolios

An affiliate of the Trust’s distributor, ALPS Distributors, Inc. (“ADI”), acts as distributor for several ETFs. It is possible that these ETFs could be used in the Portfolios at some time in the future. If this situation arises, the Adviser will waive a portion of the sub-advisory fee equal to the portion of the fees attributable to the assets of the respective Portfolio invested in such ETFs. See also “Additional Information About Investment Strategies — Limitations on Investments in Underlying ETFs” above.

Morningstar, Alerian, Red Rocks and Stadion Portfolios

Potential conflicts that could apply to one or more of the Portfolios include:

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio Managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide Portfolio Managers with brokerage and research services (as those terms are defined in Section 28(e) of the of the Securities Exchange Act of 1934 (the “1934 Act”), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the Portfolio Manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the Portfolio Manager might be motivated to help certain funds and/or accounts over others. The Portfolio Manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the Portfolio Manager.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

Portfolio Manager Compensation Structure Disclosure

Morningstar Portfolios

The Sub-Adviser is responsible for the day-to-day management of the Morningstar Portfolios. Portfolio Managers and team members at the Sub-Adviser who are responsible for the day-to-day management of the Portfolios are paid a base salary, plus a discretionary bonus. The bonus has two components. The first component is based on select portfolio investment performance versus a corresponding benchmark over three-, five-, and seven-year periods. The second component is determined by Morningstar, Inc.’s overall revenue and profitability as well as the individual’s contribution to the business unit.

Alerian Portfolio

Michael Akins, who is responsible for the day-to day management of the Alerian Portfolio, is paid a base salary, and bonus compensation based on revenue generated on the index management portion of the Adviser’s fee. Ryan Mischker, who is also responsible for the day-to-day management of the Alerian Portfolio, is paid a base salary, plus a discretionary bonus. The bonus for Mr. Mischker is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus for Mr. Akins and Mr. Mischker is discretionary and is not based specifically on portfolio performance.

Red Rocks Portfolio

The Portfolio Managers are paid a fixed base salary plus a discretionary bonus, which is based on a variety of factors. Portfolio manager compensation is reviewed and may be modified as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance.

Stadion Portfolios

Compensation and financial arrangements with the Sub-Adviser’s Portfolio Managers is intended to be competitive and reflective of the general success of the Sub-Adviser as a firm, as well as the general success of the funds it manages. The Portfolio Managers are compensated based on a fixed annual salary, bonuses, which may be based on factors such as the Sub-Adviser’s profitability, assets in strategies, Portfolio Manager performance, and other factors that may contribute to the Sub-Adviser’s revenues and distributable profits, and may include an equity or other profit-sharing component. In this regard, compensation may include a variety of components, and may vary among Portfolio Managers in terms of emphasis and criteria.

☐	Base Salary: Each Portfolio Manager receives a base salary.

☐

Additional Incentive Compensation: Portfolio Managers may be eligible to receive additional revenue or sales-based compensation tied to achievement of asset management and assets-under-management goals determined by the Sub-Adviser from time to time. These may relate to the Sub-Adviser’s asset management achievements or assets under management in general, or may relate to specific accounts (including the Portfolio) managed by a Portfolio Manager.

☐	Equity Incentives: The Sub-Adviser may reward Portfolio Managers with additional remuneration based on the Sub-Adviser’s profitability in accordance with the terms of an Equity Incentive Plan or individual agreements where the portfolio manager is eligible to receive equity participation (including profit distribution rights related thereto) in the Sub-Adviser.

☐	Profit Pool and Senior Management Arrangements: Portfolio Managers that reach certain levels of managerial responsibility or success with and for the Sub-Adviser will be eligible to participate in a profit pool, and may also receive a senior management-level compensation package, which may include any or all of the foregoing compensation arrangements.

Ownership of Securities

The table below identifies ownership in the Portfolios by each Portfolio Manager:

ALPS| Alerian Energy Infrastructure Portfolio
Portfolio Manager	Ownership Range (as of December 31, 2017)
Michael Akins	None
Ryan Mischker	None
Andrew Hicks	None

Morningstar Portfolio
Portfolio Manager	Ownership Range (as of December 31, 2017)
Carrie Scherkenbach	None
Jared Watts	None
Brian Huckstep	None

ALPS | Red Rocks Listed Private Equity Portfolio
Portfolio Manager	Ownership Range (as of December 31, 2017)
Kirk McCown	None
Andrew Drummond	None
Wyck Brown	None

ALPS | Stadion Portfolios
Portfolio Manager	Ownership Range (as of December 31, 2017)
Paul Frank	None
Brad A. Thompson	None
William McGough	None
Clayton Fresk	None

THE DISTRIBUTOR

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the principal underwriter and national distributor for the shares of the Portfolios pursuant to a Distribution Agreement with the Trust dated as of April 30, 2013 (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority (“FINRA”). The offering of the Portfolio’s shares is continuous. The Distributor does not receive any compensation under the Distribution Agreement.

The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Portfolio shares, will use its best efforts to distribute the Portfolio’s shares. As disclosed in the Trustee and Officer tables listed under the heading “Management of the Trust”, Jeremy O. May is an affiliated person of the Distributor and the Trust. In addition, the Distributor is a wholly owned subsidiary of ALPS Holdings, which is a wholly owned subsidiary of DST. The Distribution Agreement provides that, unless sooner terminated, it will continue until two years from the date of the Distribution Agreement and shall continue from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Portfolio on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act relating to Class I, II and Class III shares, respectively (the “12b-1 Plans”).

Class I Distribution Plan

The Class I shares have adopted a Defensive Distribution Plan (the “Class I Distribution Plan”) that recognizes that the Adviser may use its management fees, in addition to its past profits or its other resources, to pay for expenses incurred in connection with those activities intended to result in the sale of Portfolio shares, advertising, compensation of financial intermediaries, sales personnel, and/or payment for personal service provided to the shareholder. Under the Class I Distribution Plan, the Adviser may pay significant amounts to intermediaries, such as banks, broker-dealers and other intermediaries that provide those services. The Board of Trustees has currently authorized such payments for the Class I Portfolios.

Class II and III Distribution Plans

The Class II and III shares have each adopted a Distribution Plan (the “Class II and III Distribution Plans”) that permits the use of each Portfolio’s assets to compensate the Distributor for its services in distributing shares and/or on-going shareholder liaison services.

Under the Class II and III Distribution Plans, the Distributor receives an amount equal to 0.25% of the average annual net assets of the Class II or III shares, as applicable, of each Portfolio. All or a portion of the fees paid to the Distributor under the Class II and III Distribution Plans will, in turn, be paid to certain financial intermediaries as compensation for distribution related activities and/or providing ongoing shareholder liaison services. On-going shareholder liaison services generally include responding to shareholder inquiries, directing said shareholders’ communications, account balance maintenance and other information on their investments.

Because the fees paid under the Class II and III Distribution Plans are paid out of Portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. For the reporting period ended December 31, 2017, the following table shows the 12b-1 fees that were collected for the Class II shares of each Portfolio:

Portfolio	Advertising and Literature	Printing and Postage	Compensation to Underwriter	Compensation to Broker-Dealers	Compensation to Sales Personnel	Total Fees
Morningstar Conservative ETF Asset Allocation Portfolio	$-	$-	$79,350	$-	$-	$79,350
Morningstar Income and Growth ETF Asset Allocation Portfolio	-	-	190,491	-	-	190,491
Morningstar Balanced ETF Asset Allocation Portfolio	-	-	417,275	-	-	417,275
Morningstar Growth ETF Asset Allocation Portfolio	-	-	327,350	-	-	327,350
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	-	-	117,312	-	-	117,312

For the reporting period ended December 31, 2017, the following table shows the 12b-1 fees that were collected for the Class III shares of the Portfolios:

Portfolio	Advertising and Literature	Printing and Postage	Compensation to Underwriter	Compensation to Broker-Dealers	Compensation to Sales Personnel	Total Fees
ALPS/Alerian Energy Infrastructure Portfolio	$-	$-	$217,496	$-	$-	$217,496
ALPS/Red Rocks Listed Private Equity Portfolio	-	-	41,531	-	-	41,531
ALPS/Stadion Core ETF Portfolio	-	-	16,569	-	-	16,569
ALPS/Stadion Tactical Growth Portfolio	-	-	12,316	-	-	12,316

The Class II and III Distribution Plans also recognize that the Adviser and Subadviser(s) (as applicable) may use their current profits, as well as their past profits, to pay for expenses incurred in connection with providing services intended to result in the sale of shares and/or shareholder support services.

Class I and III Shareholder Services Plans

The ALPS/Alerian Energy Infrastructure Portfolio, ALPS/Red Rocks Listed Private Equity Portfolio, the ALPS/Stadion Tactical Growth Portfolio and ALPS/Stadion Core ETF Portfolio have each adopted non 12b-1 shareholder services plans (each, a “Services Plan”) with respect to each Portfolio’s Class I and Class III shares. Under the Services Plans, each Portfolio is authorized to pay certain financial intermediaries (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% or 0.25% of the average daily net asset value of the Class I and Class III shares of each Portfolio, respectively, in each case attributable to or held in the name of a Participating Organization. The fee is compensation for providing some or all of the following services: (i) establishing and maintaining accounts and records for each beneficial shareholder; (ii) aggregating and processing of beneficial shareholders’ orders; (iii) processing dividend and other distribution payments on behalf of beneficial shareholders; (iv) preparing tax reports or forms on behalf of beneficial shareholders; (v) forwarding communications from the Portfolios to beneficial shareholders; and (vi) such other services as may be reasonably related to the foregoing or otherwise authorized under the Services Plans. Any amount of such payment not paid during a Portfolio’s fiscal year for such service activities shall be reimbursed to the Portfolio as soon as reasonably practicable. In addition to the Services stated above, Participation Organizations shall perform some or all of the additional shareholder services on behalf of shareholders that hold Class III shares (“Class III Features”): (i) lifetime income options; (ii) living benefit protection options; (iii) death benefit protection options; (iv) tax-free exchanges and transfers; (v) tax-deferred earnings; (vi) additional regulatory oversight; and (vii) other Class III Features mutually agreed to between the Trust and the Participating Organizations.

For the reporting period ended December 31, 2017, the following table shows the shareholder services fees that were collected for the Class I and Class III shares of the following Portfolio, respectively:

Portfolio	Class I	Class III
ALPS/Alerian Energy Infrastructure Portfolio	$858	$217,496
ALPS/Red Rocks Listed Private Equity Portfolio	235	41,531
ALPS/Stadion Core ETF Portfolio	88	16,569
ALPS/Stadion Tactical Growth Portfolio	41	12,316

Other Information

The Portfolios do not participate in joint distribution activities with any other investment company. No Independent Trustee of the Trust has any direct or indirect financial interest in the operation of the 12b-1 Plan or any related agreements.

The Adviser or Distributor may provide additional cash payments out of its own resources to certain financial intermediaries that purchase shares of the Portfolios or provide other services. These forms of compensation sometimes are referred to as “revenue sharing.” Such payments are in addition to any Distribution Plan Fees, Shareholder Services Fees or other administration Fees paid by the Portfolios. These additional payments may be made to certain financial intermediaries, including affiliates of the financial intermediaries that provide some or all the following services sub-administration, recordkeeping and/or sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the service agent.

Revenue sharing may also be paid to certain financial intermediaries for inclusion of a Portfolio on a sales list, including a preferred or select sales list or in other sales programs. In some cases, these payments may create an incentive for an investment professional to recommend a Portfolio to you. Please contact your financial intermediary for details about any payments it may receive in connection with the purchase of a Portfolio or the provisions of services to shareholders of the Portfolios.

From time to time, the Adviser or the Distributor also may provide cash or non-cash compensation to service agents in the form of: occasional gifts; occasional entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under applicable securities laws and regulations, as periodically amended.

FUND ADMINISTRATION

ALPS Fund Services, Inc. (“AFS”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, is a wholly owned subsidiary of ALPS Holdings. As discussed above, ALPS Holdings is a wholly-owned subsidiary of DST and the parent of the Adviser and the Distributor. AFS serves as Administrator pursuant to a Fund Accounting and Administration Agreement (“Administration Agreement”) with the Trust. As such, AFS provides all necessary bookkeeping, shareholder recordkeeping services and pricing services to each Portfolio. Under the Administration Agreement, AFS will provide portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting services and compliance control services. AFS does not charge the Trust a fee in connection with providing services under the Administration Agreement.

FUND TRANSFER AGENT

AFS, whose principal business address is shown above, also serves as Transfer Agent to each Portfolio pursuant to a Transfer Agency and Service Agreement (“TA Agreement”) with the Trust. Under the TA Agreement, AFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; (2) mailing shareholder reports and prospectuses to current shareholders; and (3) providing blue sky services to monitor the number of the shares of each Portfolio sold in each state. AFS does not charge the Trust a fee in connection with providing services under the TA Agreement.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of securities for the Morningstar Portfolios and the Alerian Portfolio are placed on behalf of the respective Portfolio by Adviser. With respect to the Morningstar Portfolios, such orders are based on instructions given by Morningstar Investment Management LLC (a “Sub-Adviser”), pursuant to authority contained in each Morningstar Portfolio’s Advisory and Sub-Advisory Agreements. With respect to the Red Rocks Portfolio and the Stadion Portfolios, orders for the purchase or sale of securities are placed on behalf of the Red Rocks Portfolio by Red Rocks Capital LLC, and on behalf of the Stadion Portfolio by Stadion Money Management, LLC, respectively (each a “Sub-Adviser” and collectively the “Sub-Advisers”). The Adviser or Sub-Advisers are also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Adviser or Sub-Adviser considers various relevant factors, including, but not limited to, the broker’s execution capability, the broker’s perceived financial stability, the broker’s responsiveness to the Adviser’s or Sub-Adviser’s transaction requests, and the broker’s clearance and settlement capability. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.

Each Portfolio may execute Portfolio transactions with broker-dealers who provide research and execution services to the Portfolios or other accounts over which the Adviser or Sub-Adviser, or their affiliates, exercise investment discretion. Such services may include research-related computer hardware and software; and furnishing analyses and reports concerning issuers, industries, and economic factors and trends.

The receipt of research from broker-dealers that execute transactions on behalf of each Portfolio may be useful to the Adviser or Sub-Adviser in rendering investment management services to each Portfolio and/or its other clients, and conversely, such information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser or Sub-Adviser in carrying out its obligations to each Portfolio. The receipt of such research has not reduced the Adviser’s or Sub-Adviser’s normal independent research activities; however, it enables the Adviser to avoid the additional expenses that could be incurred if it tried to develop comparable information through its own efforts. Such research is used by the Adviser or Sub-Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the Portfolios or account generating the brokerage.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are higher than the commission of other broker-dealers in recognition of their research and execution services. In order to cause each Portfolio to pay such higher commissions, the Adviser or Sub-Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Adviser’s or Sub-Adviser’s overall responsibilities to each Portfolio and their other clients. In reaching this determination, the Adviser or Sub-Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

The Adviser or Sub-Adviser is authorized to use research services provided by and to place portfolio transactions, to the extent permitted by law, with brokerage firms that have provided assistance in the distribution of shares of each Portfolio.

The Alerian Portfolio may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions. In evaluating placement agent proposals, the Adviser will consider each broker’s access to issuers of energy infrastructure company securities and experience in the energy infrastructure market, particularly the direct placement market. In addition to these factors, the Adviser will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate the Adviser to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

The Trustees periodically review the Adviser’s and Sub-Adviser’s performance of their respective responsibilities in connection with the placement of portfolio transactions on behalf of each Portfolio and review the commissions paid by each Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to each Portfolio.

When two or more Portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Trustees and each Portfolio’s Adviser or Sub-Adviser to be equitable to each Portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as each Portfolio is concerned. In other cases, however, the ability of each Portfolio to participate in volume transactions will produce better executions for each Portfolio. It is the current opinion of the Trustees that the desirability of retaining the Portfolios’ Adviser or Sub-Adviser outweighs any disadvantages to the Portfolios that may be said to exist from exposure to simultaneous transactions.

For the period January 1, 2017 through December 31, 2017, the Portfolios did not pay any commission to brokers who were affiliated with the Trust, the Adviser, any Sub-Advisers or Distributor, or any affiliated person of these entities.

The following table shows the brokerage commissions paid by each Portfolio for the periods ended December 31, 2015, December 31, 2016 and December 31, 2017.

Portfolio	Period Ended 12/31/17	Period Ended 12/31/16	Period Ended 12/31/15
Morningstar Conservative ETF Asset Allocation Portfolio	$3,533	$6,211	$3,859
Morningstar Income and Growth ETF Asset Allocation Portfolio	7,827	11,811	8,232
Morningstar Balanced ETF Asset Allocation Portfolio	17,833	24,512	17,265
Morningstar Growth ETF Asset Allocation Portfolio	21,655	23,250	16,151
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	8,968	9,639	6,508
ALPS | Alerian Energy Infrastructure Portfolio	19,295	26,657	25,348
ALPS | Red Rocks Listed Private Equity Portfolio	12,667	5,728	4,377
ALPS | Stadion Core ETF Portfolio	2,077	2,578	4,678
ALPS | Stadion Tactical Growth Portfolio	1,306	1,324	829

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table shows the holders of record of 5% or more of each outstanding class of shares of the Portfolios as of March 1, 2018.

Class I

Shareholder	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
State Street Bank and Trust Company 801 Pennsylvania Ave. Kansas City, MO 64105	100.00%	98.73%	100.00%	99.66%	99.86%

Shareholder	ALPS/Alerian Energy Infrastructure Portfolio	ALPS | Red Rocks Listed Private Equity Portfolio	ALPS/Stadion Core ETF Portfolio	ALPS/Stadion Tactical Growth Portfolio
Symetra Life Insurance Company and Affiliates 777 108th Ave NE Suite 1200 Bellevue, WA 9804	56.15%	--	--	--
Lincoln National Life Insurance 1300 S. Clinton St. Fort Wayne, IN 46802	43.85%	25.92%	100.00%	--
ALPS Distributors, Inc. ALPS Advisors, Inc. 1290 Broadway, Suite 1100, Denver, CO 80202	--	--	--	100.00%
GWFS Equities 8525 E Orchard Rd., Suite 2T2 Greenwood Village, CO 80111	--	74.08%	--	--

Class II

Shareholder	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Income and Growth ETF Asset Allocation Portfolio	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
Phoenix Life Variable Insurance Company 30 Dan Rd. Suite 8027 Boston, MA 02266	--	35.70%	22.42%	17.70%	29.28%
Jefferson National Life Insur. Co. 10350 Ormsby Park Pl., Suite 600 Louisville, KY 40223	13.86%	5.97%	7.18%	7.25%	6.17%
State Street Bank and Trust Company 801 Pennsylvania Ave. Kansas City, MO 64105	53.45%	39.21%	45.00%	36.78%	41.12%
Ohio National Life Co. 1 Financial Way Cincinnati, OH 45201	12.90%	5.36%	9.65%	11.84%	18.96%
Annuity Investors Life Insurance Co. Attn: Stanley Poon 14N P.O. Box 5423 Cincinnati, OH 45201	10.32%	9.20%	9.40%	19.63%	--
Security Benefit Life Insurance Co. 1 SW Security Benefit Pl. Topeka, KS 66636	7.85%	--	--	--	--

Class III

Shareholder	ALPS/Alerian Energy Infrastructure Portfolio	ALPS | Red Rocks Listed Private Equity Portfolio	ALPS/Stadion Core ETF Portfolio	ALPS/Stadion Tactical Growth Portfolio
Ameriprise Financial Services Inc. 50081 Ameriprise Financial Center Minneapolis, MN 55474	65.60%	--	--	--
Jefferson National Life Co. 10350 Ormsby Park Place, Suite 600 Louisville, KY 40223	15.42%	--	--	--
Lincoln National Life Insurance 1300 S. Clinton St. Fort Wayne, IN 46802	6.71%	42.25%	92.30%	96.90%
Lincoln Life & Annuity Company of N 1300 S. Clinton St. Fort Wayne, In 46802	--	--	7.70%	--
Nationwide Financial Services, Inc. C/O IPO portfolio Accounting 1 Nationwide Plaza# 1-33-401 Columbus, OH 43215	--	10.36%	--	--
AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, NY 10104	--	15.69%	--	--
Guardian Insurance & Annuity Co Individual Markets Products Finances 6255 Sterners Way Bethlehem, PA 18017	--	11.60%	--	--
GWFS Equities 8525 E Orchard Rd. Suite 2T2 Greenwood Village, CO 80111	--	8.26%	--	--
Midland National Life 4546 Corporate Dr., Suite 100 West Des Moines, IA 50266	--	6.83%	--	--

The person or organizations listed above owning 25% or more of the outstanding shares of the Portfolios may be presumed to “control” (as that term is defined in the 1940 Act) such Portfolio. As a result, those entities would have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of shareholder of such Portfolio. Insofar as the Trust is aware, as of March 1, 2018, no person owned, beneficially or of record, more than 25% of the outstanding shares of the Portfolios, except for (1) State Street Bank and Trust Company, with respect to all of the Morningstar Portfolios - Class I and Class II, (2) Lincoln National Life Insurance, with respect to ALPS | Alerian Energy Infrastructure Portfolio - Class I, ALPS | Stadion Core ETF Portfolio - Class I, ALPS | Red Rocks Listed Private Equity Portfolio - Class I, ALPS | Red Rocks Listed Private Equity Portfolio - Class III, ALPS | Stadion Core ETF Portfolio - Class III, and ALPS | Stadion Tactical Growth Portfolio - Class III, (3) Symetra Life Insurance Company, with respect to, ALPS | Alerian Energy Infrastructure Portfolio - Class I (4) ALPS Advisors, Inc., with respect to ALPS | Stadion Tactical Growth Portfolio - Class I, (5) GWFS Equities, with respect to ALPS | Red Rocks Listed Private Equity Portfolio - Class I, (6) Phoenix Life Variable, with respect to Morningstar Aggressive Growth ETF Asset Allocation Portfolio – Class II, Morningstar Balanced ETF Asset Allocation Portfolio – Class II, Morningstar Growth ETF Asset Allocation Portfolio – Class II and Morningstar Income and Growth ETF Asset Allocation Portfolio - Class II, (7) Ameriprise Financial Services, Inc., with respect to ALPS | Alerian Energy Infrastructure Portfolio - Class III. Each of these entities is believed to hold its shares of the Portfolios as nominee for the benefit of its clients.

As of March 1, 2018, the officers and directors as a group own less than 1% of the outstanding class of shares of each Portfolio.

VALUATION OF PORTFOLIO SECURITIES

Calculation of Share Price

The net asset value per share of the Portfolio will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business and will be computed by adding the value of the Portfolio’s investments, cash and other assets (including accrued interest), deducting liabilities (including accrued expenses), and then dividing that value by the total number of the shares outstanding of the Portfolio. Each determination will be made:

●	by valuing portfolio securities, including Exchange-Traded Funds, Exchange-Traded Notes, open short positions, puts and calls, and futures contracts, which are traded on the various exchanges including the NASDAQ National Market System or similar electronic exchange, at the last reported sales price;

●	by valuing shares of an open-end investment company that are at that investment company’s net asset value per share;

●	by valuing portfolio securities for which a quote is readily available at the last quoted price;

●	by valuing portfolio securities for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and

●	by valuing portfolio securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Board of Trustees, although others may do the actual calculation.

The price (net asset value) of Portfolio shares is determined as of the close of the regular session of trading on the NYSE (usually 4:00 p.m. Eastern Time), on each day the NYSE is open for business. The NYSE is ordinarily open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

In calculating net asset value, portfolio securities listed on national securities exchanges for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the mean of the last bid and ask price.

Trading in Foreign Securities

Trading in foreign securities may be completed at times that vary from the closing of the NYSE. In computing net asset value, the Portfolio values foreign securities at the latest closing price on the exchange on which they are primarily traded immediately prior to the closing of the NYSE. Some foreign currency exchange rates may also be determined at the latest rate immediately prior to the closing of the NYSE. Foreign security valuations initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. If the current price of a foreign security is unavailable as a result of a foreign stock exchange’s closure for a foreign holiday, such foreign security’s value will be the closing price of such security on the last day such foreign exchange was open, adjusted by the current foreign exchange rate, assuming there are no significant events which occurred which may materially impact the Portfolio’s net asset value determination. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of Portfolio securities, these securities may be valued at their fair value as determined in good faith by the Board of Trustees.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchase of Shares

Orders for shares received by the Trust in good order prior to the close of the regular session of trading on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of the regular session of trading of the NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Trust will redeem all or any portion of a shareholder’s shares of the Portfolio when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment for such shares may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;

(b)	when trading on that exchange is restricted for any reason;

(c)	when an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Portfolio’s Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS. All dividends and capital gains distributions paid by the Portfolios will be automatically reinvested, at net asset value, in additional shares of the Portfolios unless otherwise indicated. The Portfolios pay capital gains and income dividends annually. There is no fixed dividend rate and there can be no assurance that the Portfolios will pay any dividends or realize any capital gains.

Variable annuity contract investors, variable life insurance contracts investors and qualified pension and retirement plan investors are generally not currently taxed on distributions paid by each Portfolio.

If the net asset value of shares is reduced below a taxable investor’s cost as a result of a distribution of earnings by each Portfolio, such distribution generally will be taxable even though it economically represents a return of invested capital. Taxable investors should be careful to consider the tax implications of buying shares of each Portfolio just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

RETURN OF CAPITAL DISTRIBUTIONS. A portion of the Alerian Portfolio’s distributions are expected to consist of a return of capital rather than a distribution of profits. Shareholders in the Alerian Portfolio who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Alerian Portfolio when, in fact, they are not. Shareholders should not assume that the source of the distributions is from net profits of the Alerian Portfolio.

TAXES. Each Portfolio is treated as a separate entity for U.S. federal income tax purposes and each Portfolio intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Code. As a result, a Portfolio will not be subject to U.S. Federal income tax on any net income or capital gains that it distributes to its shareholders, that is, the insurance companies’ separate accounts and possibly qualified pension and retirement plans and certain registered and unregistered separate accounts. Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement to avoid a nondeductible 4% excise tax imposed by Section 4982 of the Code. However, the excise tax does not apply to a Portfolio whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies (or their affiliates) held in connection with variable contracts. For any calendar year in which a Portfolio does not qualify for this exemption, the Portfolios intend to make distributions in accordance with the calendar year distribution requirements, and therefore the Portfolios do not expect to be subject to this excise tax.

If any of the Portfolios fails to qualify as a regulated investment company, such Portfolio will be treated as a C corporation for U.S. federal income tax purposes, and be subject to federal, and potentially state, corporate income taxes on its taxable income and gains. Furthermore, distributions to such Portfolio’s shareholders will constitute ordinary dividend income to the extent of such Portfolio’s earnings and profits, and insurance policy and product holders could be subject to tax on distributions received with respect to Portfolio shares. In addition, as discussed below, the failure of a Portfolio to qualify as a regulated investment company would cause such Portfolio to fail to satisfy the diversification requirements applicable to variable annuity contracts and variable life insurance policies, which would cause tax consequences to the holders thereof.

Section 817(h) of the Code and the Treasury Regulations promulgated thereunder impose certain diversification requirements for variable annuity and variable life insurance contracts. Each Portfolio intends to comply with such diversification requirements. These requirements are in addition to the diversification requirement imposed on the Portfolios by Subchapter M and the 1940 Act. The diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations promulgated thereunder place certain limitations on the proportion of each Portfolio’s assets that may be represented by a single investment or by securities issued by a single issuer. A contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying regulated investment company investments satisfy the diversification requirements of Section 817(h) of the Code and the Treasury Regulations promulgated thereunder.

In determining whether a separate account is adequately diversified, the separate account can look through to the assets of the regulated investment company in which it has invested, provided that whose beneficial interests are held wholly by the separate accounts of insurance companies or qualified pension or retirement plans, and that is accessible to the public solely through the purchase of variable contracts. The Trust intends for each of the Portfolios to qualify for the foregoing look-through rule.

The Treasury Regulations promulgated under Section 817(h) of the Code require the Portfolios’ assets to be diversified so that no single investment (which includes all securities of the issuer) represents, as of the end of each calendar quarter or within 30 days thereafter, more than 55% of the value of the Portfolio’s total assets, no two investments represent more than 70% of the Portfolio’s total assets, no three investments represent more than 80% of the Portfolio’s total assets and no four investments represent more than 90% of the Portfolio’s total assets. A “safe harbor” is available to a separate account if it meets the diversification tests applicable to registered investment companies and not more than 55% of its assets constitute cash, cash items, government securities and securities of other registered investment companies.

The applicable Regulations treat all securities of the same issuer as a single investment. In the case of “government securities,” each government agency or instrumentality shall be treated as a separate issuer for the purpose of the diversification test (although not for the purpose of the “safe harbor” test described above). All securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment.

The Trust and each of the Portfolios intends to qualify as a regulated investment company under the provisions of Subchapter M of the Code and to comply with the diversification requirements imposed by Section 817(h) of the Code and the Treasury Regulations promulgated thereunder. The failure of any Portfolio to qualify as a regulated investment company or to satisfy the diversification requirements under Section 817(h) of the Code would result in taxation of the applicable insurance companies’ separate accounts for variable life insurance policies and variable annuity contracts that own interests in the Portfolios, and would cause tax consequences to the holders thereof.

Under 2017 legislation known as the Tax Cuts and Jobs Act, certain “qualified publicly traded partnership income” and “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and any REIT dividends designated as qualified dividend income) are eligible for a 20% deduction by noncorporate taxpayers. The Tax Cuts and Jobs Act does not permit a regulated investment company, such as the Portfolios, to pass the special character of such income through to its shareholders.

Under current law, the Portfolios serve to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Portfolio. For example, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Portfolio if either: (1) the Portfolio invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”); or (2) shares in the Portfolio constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. If a charitable remainder trust (as defined in section 664 of the Code) realizes any UBTI for a taxable year, it will be subject to an excise tax of 100% on such income. A Portfolio may invest in REITs that hold residual interests in REMICs or TMPs.

Each Portfolio generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any non-corporate shareholder who fails to properly furnish the Portfolio with a correct taxpayer identification number (“TIN”) or who has under-reported dividend or interest income, and to any shareholder that fails to certify to the Portfolio that it is not subject to such withholding. The backup withholding tax rate is 24% for tax years beginning after December 31, 2017 and before January 1, 2026.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder federal income tax liability, if any, provided that certain required information is timely furnished to the Internal Revenue Service.

Each Portfolio is required to furnish to certain shareholders cost basis information indicating the holding period of those Shares purchased on or after January 1, 2012, and sold on and after that date. Unless a shareholder that is subject to the reporting requirement chooses an acceptable alternative cost basis method, the Portfolio will report cost basis information using a default cost basis method. The Portfolio is not required to furnish such information to shareholders defined as “exempt recipients” under Treasury Regulation Section 1.6045-1(c)(3) of the Internal Revenue Code. Such exempt interest shareholders generally include insurance companies and qualified pension and retirement plans. Shareholders should consult with their tax advisers to obtain more information about how the cost basis reporting law may apply to them.

The foregoing is only a brief summary of important tax considerations that generally affect the Portfolios. Prospective investors should consult their own tax advisers with regard to the Federal tax consequences of the purchase, ownership, or disposition of Portfolio shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

For a discussion of the impact on Contract owners of income taxes an issuer may owe as a result of (i) its ownership of shares of the Portfolio, (ii) its receipt of dividends and distributions thereon, and (iii) its gains from the purchase and sale thereof, reference should be made to the Prospectus for the Contract accompanying this Prospectus.

PROXY VOTING POLICIES AND PROCEDURES

With respect to the Morningstar Portfolios and the Alerian Portfolio, the Trust has delegated the responsibility for voting proxies to the Adviser as part of the Adviser’s general management of the Portfolio, subject to continuing oversight by the Board. With respect to the Red Rocks Portfolio and the Stadion Portfolio, the Trust has delegated the responsibility for voting proxies to the Sub-Adviser as part of the Sub-Adviser’s management of the Portfolio, subject to continuing oversight by the Adviser and the Board. Portfolio policies and procedures are used in determining how to vote proxies relating to fund securities. A copy of the Adviser’s and each respective Sub-Adviser’s Proxy Voting Policy, Procedures, and Guidelines can be found in Appendix A of this SAI. A summary of proxies voted by the Portfolio for the most recent 12 month period ending June 30 is available without a charge, upon request, by contacting your insurance company or plan sponsor, on the Trusts’ website at www.alpsfunds.com, and filed on Form N-PX on the SEC’s website at www.sec.gov.

CODE OF ETHICS

The Trust, Adviser, each Sub-Adviser, and the Distributor have each adopted a Code of Ethics. These policies permit personnel of such entities to purchase and sell securities held by the Portfolio, subject to certain policies that govern personal investing. These Codes of Ethics have been filed with the SEC as exhibits to the Trust’s registration statement.

CUSTODIAN

State Street Bank and Trust Company, located at 225 Franklin Street, Boston, MA, 02171 (the “Custodian”), serves as the custodian for the Portfolios. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Portfolios and, in such capacity, is the registered owner of securities in book-entry form belonging to the Portfolios. Upon instruction, the Custodian receives and delivers cash and securities of the Portfolios in connection with Portfolios’ transactions and collects all dividends and other distributions made with respect to portfolio securities. The Custodian also maintains certain accounts and records of the Portfolios.

INDEX PROVIDER

Alerian is the index provider for the Alerian Portfolio (“Index Provider”). Alerian is an independent company that provides objective market information, and is a leader of MLP-market intelligence, providing benchmarks, data sets, and analytics that are used extensively by a range of stakeholders such as investment banks, stock exchanges, investment professionals and consultants, and Master Limited Partnerships. Alerian has entered into an index licensing agreement (the “Licensing Agreement”) with the Adviser to allow the Adviser’s use of the Index for the operation of the Alerian Portfolio. The Adviser pays licensing fees to Alerian from the Adviser’s management fees or other resources.

Alerian uses a rules-based methodology (the “Index Methodology”) to construct and maintain the Index. The Index and the Index Methodology, including a list of the component securities of the Index, can be found on the Index Provider’s website at www.alerian.com.

LICENSE AGREEMENT AND DISCLAIMERS

The information contained herein regarding the Index was provided by the Index Provider.

Shares of the Alerian Portfolio are not sponsored, endorsed, sold, or promoted by Alerian. Alerian makes no representation or warranty, express or implied, to the owners of the Shares of the Alerian Portfolio or any member of the public regarding the advisability of trading in the product(s). Alerian has no obligation to take the needs of the Adviser (in its capacity as licensee of the Index, the “Licensee”) or the owners of the Shares of the Alerian Portfolio into consideration in determining, composing or calculating the Index. Alerian is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Alerian Portfolio to be listed or in the determination or calculation of the equation by which the Shares of the Alerian Portfolio are to be converted into cash. Alerian has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Alerian Portfolio.

Alerian does not guarantee the accuracy and/or the completeness of the Index or any data included therein and Alerian shall have no liability for any errors, omissions, or interruptions therein. Alerian makes no warranty, express or implied, as to results to be obtained by the Licensee, owners of the Shares of the Alerian Portfolio, or any other person or entity from the use of the Index or any data included therein. Alerian makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein, without limiting any of the foregoing, in no event shall Alerian have any liability for any lost profits or indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Alerian and Licensee.

The Alerian Energy Infrastructure Index (the “Index”) is the exclusive property of GKD Index Partners LLC d/b/a Alerian, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Alerian Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Alerian Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Alerian Portfolio particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices Entities only relationship to Alerian with respect to the Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Alerian Portfolio or the timing of the issuance or sale of the Alerian Portfolio or in the determination or calculation of the equation by which the Alerian Portfolio is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Alerian Portfolio. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE ALERIAN PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as the Trust’s independent registered public accounting firm. The independent registered public accounting firm audits the annual financial statements for the Trust and provides other audit, tax, and related services.

LEGAL COUNSEL

Davis Graham & Stubbs LLP, 1550 17th Street, Suite 500, Denver, Colorado 80202 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The financial statements and financial highlights in the December 31, 2017 Annual Report of the Trust are incorporated in this Statement of Additional Information by reference. The financial statements and financial highlights in the Annual Report have been audited by Deloitte & Touche LLP, whose report thereon appears in the Annual Report. You can obtain additional copies of such Annual Report at no charge by writing or telephoning the Trust at the address or number on the front page of this Statement of Additional Information.

APPENDIX A

ALPS Advisors, Inc.

Proxy Voting Policy, Procedures and Guidelines

1.	Policy Statement & General Background

a.	Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

b.	Policy Summary

With all advisory clients of AAI currently being investment companies registered under the 1940 Act, any assignment of voting authority over the Funds’ voting securities is typically delegated to AAI as the Funds’ investment adviser, or the Funds’ sub-adviser by the respective Funds’ Board of Trustees/Directors. If the Funds’ day-to-day investment decisions are performed by the Funds’ investment sub-adviser(s), Funds’ Board of Trustees/Directors may elect to delegate the responsibility of voting proxies to such sub-adviser to be voted in accordance to the sub-adviser’s proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. For securities in the portfolio of a Fund that is managed by more than one sub-adviser, each sub-adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, unless directed otherwise.

AAI has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. AAI will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding AAI’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within AAI. Advisory clients may obtain information on how their proxies were voted by AAI. However, AAI will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings or each investment company’s proxy voting record for 12-month periods ending June 30th.

c.	Policy

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. There may also be instances where a fund relies upon Section 12(d)(1)(F), and by law, the fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”). In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

i.	Proxies will usually not be voted in cases where the security has been loaned from the client’s account and subsequently, AAI determines that the type of proxy issue is not material to shareholders. AAI will utilize the below considerations to determine if a security then on loan should be recalled for voting purposes. Decisions will generally be made on a case-by-case basis depending on whether, in AAI’s judgment,:

●	the matter to be voted on has critical significance to the potential value of the security in question;
●	the security represents a significant holding and whether the security is considered a long-term holding; and
●	AAI believes it can recall the security in time to cast the vote.

ii.	Proxies will usually not be voted in cases where AAI deems the costs to the client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers who impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section 2.b., Conflicts of Interest, below).

2.	Operating Procedures & Control Activities

Where proxy voting is delegated to the sub-adviser, the sub-adviser will adopt proxy voting policies and procedures in accordance in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. AAI has adopted the following proxy voting procedures and controls for any client securities which AAI has authority to vote on:

a.	Proxy Committee

AAI has established a Proxy Committee whose standing members are determined by AAI’s Chief Compliance Officer. These members participate as voting authorities on the Proxy Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Fund CCO or Legal representative) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, in part,

i.	direction of the vote on proposals where there has been a recommendation to the Proxy Committee not to vote according to the predetermined Voting Guidelines (stated in 2.c.i) or on proposals which require special, individual consideration in accordance with Section 2.c.iii.;
ii.	review periodically this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;
iii.	development and modification of Voting Procedures, as stated in Section 2.d., as it deems appropriate or necessary.

b.	Conflicts of Interest

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In providing proxy voting services to AAI, ISS provides vote recommendations on a pre-determined policy. Generally, AAI will vote proxies based on ISS’ pre-determined voting policy. In doing so, AAI demonstrates that its vote would not be a product of a conflict of interest as AAI would have little or no discretion on how the proxy was voted.

AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

c.	Proxy Voting Guidelines

i.	AAI’s Proxy Voting Guidelines – General Practices

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. AAI will use an independent, third-party vendor to implement its proxy voting process as AAI’s proxy voting agent. In general, whenever a vote is solicited, ISS or another independent third party will execute the vote according to AAI’s Voting Guidelines.

ii.	Ability to Vote Proxies Other than as Provided by Voting Guidelines

A portfolio manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption. The Proxy Committee may consider the matter including any potential conflicts of interest. A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form - Appendix B to this policy).

iii.	Other Proxy Proposals

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or a an individual client’s guidelines.

●	New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

●	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

●	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

●	Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, AAI will refrain from voting such securities. However, in the exceptional circumstances that AAI determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

●	Proxies of Investment Company Shares. Proposals on issues other than those provided in Section 2.c.i will be voted on the specific instruction of the Proxy Committee.

●	Executive/Director Compensation. Except as provided in Section 2.c.i, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

●	Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

d.	Voting Procedures

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

i.	AAI will use an independent, third-party vendor, to implement its proxy voting process as AAI’s proxy voting agent. This retention is subject to AAI continuously assessing the vendor’s independence from AAI and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with AAI’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and AAI’s clients, on the other hand. As means of performing this assessment, AAI will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

ii.	ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of AAI in accordance with this Policy.

iii.	On a daily basis, AAI or designee will send to ISS a holdings file detailing each equity holding held in all accounts over which AAI has voting authority.

iv.	AAI will complete a Vote Authorization Registration with ISS for any new client, which will describe how ballots will be executed on behalf of the client. In addition, AAI will complete and provide the client’s custodian bank with a Letter of Authorization. The letter will serve as notice that AAI has retained ISS to act as the voting agent for the securities held in the client’s account and will instruct the custodian bank to forward all ballots, meeting notices, and other proxy materials to ISS.

v.	ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for AAI accounts. ISS will then reconcile information it receives from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to AAI.

vi.	Whenever a vote is solicited, ISS will execute the vote according to AAI’s Voting Guidelines which will be delivered by AAI to ISS as set forth in Appendix A of these policies and procedures and anytime there is a material change to these guidelines.

●	If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to AAI over a secure website. AAI personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. AAI will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. AAI will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

vii.	Each time that ISS will send AAI a request to vote, the request will be accompanied by the recommended vote determined in accordance with AAI’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IX.D.2.c.ii. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of AAI’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform AAI of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

viii.	ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by AAI on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients AAI will receive a report from ISS detailing AAI’s voting for the previous period.

e.	Securities Lending

Each Fund advised by AAI, where authorized by its respective Board, may engage in securities lending transactions, to the extent permitted by the Fund’s investment policies and limitations. The Adviser will be required to monitor for scheduled or anticipated proxy votes relating to securities on loan and determine whether the securities should be recalled from loan on the relevant record date. There may be situations where the Adviser may not be able to recall the security in time to cast the vote.

f.	Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

g.	Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to AAI’s CCO, or designee. Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal. Compliance will notify the Funds’ Chief Compliance Officer(s), if a material conflict of interest is deemed to have arisen.

h.	Monitoring

AAI’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with AAI’s Proxy Guidelines; and (2) review of the Funds’ N-PX report to ensure that it’s filed in a timely and accurate manner. Additionally, AAI will review ISS’ conflicts of interest policies.

AAI’s Compliance Committee monitors proxy matters for its clients including monitoring material conflicts of interest identified.

i.	Availability of Proxy Policy and Voting Record

A summary disclosure regarding the provisions of this Policy will be available in AAI’s Form ADV, to the extent AAI is required to prepare Part 2 to Form ADV. Upon receipt of a Client’s request for more information, AAI will provide to the Client a copy of this Policy and/or how AAI voted proxies for the Client pursuant to this Policy for up to a one-year period.

AAI will not selectively disclose its investment company clients’ proxy voting records; rather, AAI will disclose such information by publicly available annual filings. AAI will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. AAI will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

●	The name of the issuer of the security;

●	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

●	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

●	The shareholder meeting date;

●	A brief identification of the matter voted on;

●	Whether the matter was proposed by the issuer or by a security holder;

●	Whether the company cast its vote on the matter;

●	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

●	Whether the company cast its vote for or against management.

j.	Other Recordkeeping Requirements

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

●	Proxy Committee Meeting Minutes and Other Materials (routine oversight matters are discussed within AAI’s Compliance Committee meetings and will be documented within the Compliance Committee’s materials);

●	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations;

●	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms; and

●	Client Communications Regarding Proxy Matters.

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of AAI for the first three years.

Dated: November 29, 2006

Last Amended: December 1, 2017

Appendix A

Summary of Proxy Voting Guidelines

AAI has adopted Institutional Shareholder Services, Inc.’s (“ISS”) standard benchmark policy which allows ISS to apply the most appropriate underlying guideline for each respective ballot. ISS has created multiple guidelines to cover various markets, including, but not limited to: U.S., Canada, Europe, United Kingdom, Asia, Africa and Australia. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at: http://www.issgovernance.com/policy.

Conflicts of Interest Disclosure Form

PROXY VOTING CONFLICT OF INTEREST DISCLOSURE FORM

1. Company name:

2. Date of Meeting:

3. Referral Item(s):

4. Description of AAI’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

5. Describe procedures used to address any conflict of interest:

Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

a.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);

b.	Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.

c.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers (1) proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

a.	AAI’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

b.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

●	To disclose in writing to AAI’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of AAI or ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

●	To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

c.	In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

6. Describe any contacts from parties outside AAI (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned personnel of AAI certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name:
Title:

Red Rocks Capital LLC

Proxy Voting Policy, Procedures and Guidelines

January 1, 2017

I.	OVERVIEW

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

II.	POLICY

Summary

1.1.1 Red Rocks Capital LLC (“RRC”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. RRC will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding RRC’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within RRC. Advisory clients may obtain information on how their proxies were voted by RRC. However, RRC will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings of each investment company’s proxy voting record for 12-month periods ending June 30th.

Policy

All proxies regarding client securities for which RRC has authority to vote will, unless RRC determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by RRC to be in the best interest of RRC’s clients without regard to any resulting benefit or detriment to RRC or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as RRC determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, RRC will vote as the client clearly instructs, provided RRC receives such instructions in time to act accordingly.

RRC endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when RRC expects to routinely refrain from voting:

1.	The portfolio managers make the determination that abstaining from voting on certain proxies are in line with Red Rocks’ goal to maximize shareholder value for its portfolio securities.

2.	Proxies will usually not be voted in cases where RRC deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

RRC seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Conflicts of Interest below).

III.	PROCEDURES AND CONTROLS

Proxy Committee

Red Rocks’ has established a Proxy Committee whose standing members are determined by Red Rocks Chief Compliance Officer. These members participate as voting authorities on the Proxy Committee. Each standing member may designate a portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee may involve other associates who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, in part,

i.	reviewing votes on proposals where there has been a recommendation to the Proxy Committee not to vote according to the predetermined Voting Guidelines or on proposals which require special, individual consideration in accordance;

ii.	review periodically this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements; and

iii.	development and modification of Voting Procedures, as it deems appropriate or necessary.

RRC’s Investment Associates

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding RRC’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of RRC and within RRC on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures). A research analyst or portfolio manager must disclose to RRC’s Chief Compliance Officer in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form - Appendix B to this policy). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation and communicating it to the Compliance Department.

Research analysts and portfolio managers should seek advice from Compliance or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

Conflicts of Interest

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by RRC, an RRC affiliate, or a RRC associate that creates an incentive (or appearance thereof) to favor the interests of RRC, the affiliate, or associate, rather than the clients’ interests. For example, RRC may have a conflict of interest if either RRC has a significant business relationship with a company that is soliciting a proxy, or if an RRC associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence RRC’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, RRC will seek to resolve it in the clients’ best interests.

ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. Thus, if Red Rocks determines that it has a conflict of interest with respect to the voting of proxies, it must either seek the Client’s informed direction or retain an independent person to direct Red Rocks how to vote the proxy in the best interests of the ERISA account.

For those proxy proposals that: (1) are not addressed by RRC’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an RRC investment associate believes that an exception to the guidelines may be in the best economic interest of RRC’s clients (collectively, “Proxy Referrals”), RRC may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance will collect and review any information deemed reasonably appropriate to evaluate if RRC or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. RRC investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to RRC’s Chief Compliance Officer in writing (see Appendix B - “Conflicts of Interest Disclosure and Certification Form”). Compliance will consider information about RRC’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) RRC client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the RRC investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) RRC has a material conflict of interest, or (2) certain individuals should be excused from participating in the proxy vote at issue, Compliance will inform one of the standing members of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, RRC’s policy is to invoke one or more of the following conflict management procedures:

1.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be RRC’s proxy voting agent);

2.	Causing the proxies to be delegated to a qualified, independent third party, which may include RRC’s proxy voting agent.

3.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to RRC’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

RRC considers proxies solicited by open-end and closed-end investment companies for which RRC or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for RRC. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

RRC has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1.	RRC’s Code of Ethics affirmatively requires that associates of RRC act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of RRC’s Clients.

2.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any RRC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

i.	To disclose in writing to RRC’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how RRC will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of RRC. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

ii.	To refrain from taking into consideration, in the decision as to whether or how RRC will vote proxies the existence of any current or prospective material business relationship between RRC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

3.	In certain circumstances, RRC follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In the event that RRC determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

4.	Any potential conflict of interest should be reported on the Conflicts of Interest Disclosure Form (Appendix B).

IV.	PROXY VOTING GUIDELINES

RRC’s Proxy Voting Guidelines – General Practices.

RRC will use an independent, third-party vendor to implement its proxy voting process as RRC proxy voting agent. In general, whenever a vote is solicited, Institutional Shareholder Services (“ISS”) or another independent third party will execute the vote according to Red Rocks’ Voting Guidelines (which generally follow ISS recommendations).

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A (ISS Governance Proxy Voting Guidelines Summary).

Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined Proxy Voting Guidelines, as outlined by ISS. In this situation, he or she will document why such proxy should be voted other than according to such Guidelines.

If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

Other Proxy Proposals

For the following categories of proposals either the Portfolio Managers will determine how proxies related to all such proposals will be voted, or the proxies will generally be voted in accordance with ISS’ or an individual client’s guidelines.

1.	New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

3.	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4.	Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, RRC will refrain from voting such securities so that it may trade them during any such blocked period. However, in the exceptional circumstances that RRC determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Portfolio Managers and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5.	Proxies of Investment Company Shares. Except as provided in predetermined Voting Guidelines, as described above, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Portfolio Managers.

6.	Executive/Director Compensation. Except as provided in predetermined Voting Guidelines, as described above, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Portfolio Managers.

7.	Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Portfolio Managers will consider the size of the company and the nature of its shareholder base.

V.	VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

1.	RRC will use an independent, third-party vendor, to implement its proxy voting process as RRC’s proxy voting agent. This retention is subject to RRC continuously assessing the vendor’s independence from RRC and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with RRC’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and RRC’s clients, on the other hand. As means of performing this assessment, RRC will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

2.	The proxy vendor will provide proxy analysis and record keeping services in addition to voting proxies on behalf of RRC in accordance with this Policy.

3.	On a weekly basis, RRC will send to the proxy vendor a holdings file detailing each equity holding held in all accounts over which RRC has voting authority.

4.	RRC will receive proxy material information from the proxy vendor. This will include issues to be voted upon, together with a breakdown of holdings for RRC accounts.

5.	Whenever a vote is solicited, the proxy vendor will execute the vote according to RRC’s Voting Guidelines which generally follow the ISS recommendations as set forth in Appendix A.

i.	If the proxy vendor is unsure how to vote a particular proxy, it will issue a request for voting instructions to RRC over a secure website. RRC personnel will check this website regularly.

6.	Each time that proxy vendor sends RRC a request to vote, the request will be accompanied by the recommended vote determined in accordance with RRC’s Voting Guidelines. The proxy vendor will vote as indicated in the request unless the client has reserved discretion, the Portfolio Manager(s) determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration. In such situations, the proxy vendor will vote based on the direction of the client, the Portfolio Manager(s) or the Proxy Committee, as the case may be. The interests of RRC’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way.

7.	The proxy vendor will have procedures in place to ensure that a vote is cast on every security holding maintained by RRC on which a vote is solicited unless otherwise directed by the Proxy Committee. Upon request, RRC will send our clients a report from the proxy vendor detailing RRC’s voting for the previous period.

VI.	SUPERVISION

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

VII.	ESCALATION

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to RRC’s Chief Compliance Officer. Issues involving potential or actual conflicts of interest should be promptly communicated to the CCO. The CCO will notify the Fund Chief Compliance Officer(s), if a material conflict of interest has arisen that deems the attention of the respective Fund Board(s).

VIII.	MONITORING

The Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of votes to ensure that the proxy vendor is accurately voting consistent with RRC’s Proxy Guidelines; and (2) review of fund website to ensure that annual reports are posted in a timely and accurate manner.

IX.	AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in RRC’s Form ADV, Part 2A. Upon receipt of a Client’s request for more information, RRC will provide to the Client a copy of this Policy and/or how RRC voted proxies for the Client pursuant to this Policy for up to a one-year period. It is RRC’s policy not to disclose how it voted a client’s proxy to third parties.

With respect to its investment company clients, RRC will not selectively disclose its investment company clients’ proxy voting records. RRC will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. RRC will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

●	The name of the issuer of the security;

●	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

●	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

●	The shareholder meeting date;

●	A brief identification of the matter voted on;

●	Whether the matter was proposed by the issuer or by a security holder;

●	Whether the company cast its vote on the matter;

●	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

●	Whether the company cast its vote for or against management.

Other Record Keeping Requirements

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records may include:

●	Proxy Committee Communications or Other Materials

●	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations

●	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms

●	Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of RRC for the first three years.

APPENDIX A

ISS Proxy Voting Guidelines Summary

RRC has adopted ISS’ standard benchmark policy which allows ISS to apply the most appropriate underlying guideline for each respective ballot. ISS has created multiple guidelines to cover various markets, including, but not limited to: U.S., Canada, Europe, United Kingdom, Asia, Africa and Australia.

A concise summary of ISS’ current Proxy Voting Guidelines can be found at http://www.issgovernance.com/policy.

APPENDIX B

Red Rocks Capital LLC

Proxy Voting Conflicts of Interest Disclosure Form

1. Company name:
2. Date of Meeting:
3. Referral Item(s):
4. Description of RRC’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

5. Describe procedures used to address any conflict of interest:

Compliance will consider information about RRC’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) RRC client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the RRC investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) RRC has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform one of the standing members of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, RRC’s policy is to invoke one or more of the following conflict management procedures:

a.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be RRC’s proxy voting agent);
b.	Causing the proxies to be delegated to a qualified, independent third party, which may include RRC’s proxy voting agent.
c.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to RRC’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

RRC considers (1) proxies solicited by open-end and closed-end investment companies for which RRC or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for RRC. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

RRC has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

a.	RRC’s Code of Ethics affirmatively requires that associates of RRC act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of RRC’s Clients.

b.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any RRC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

i.	To disclose in writing to RRC’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how RRC will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of RRC. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

ii.	To refrain from taking into consideration, in the decision as to whether or how RRC will vote proxies the existence of any current or prospective material business relationship between RRC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

c.	In general circumstances, RRC follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party.

6. Describe any contacts from parties outside RRC (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned employee of RRC certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Signature

Printed Name

Date

Appendix C

STADION MONEY MANAGEMENT, LLC

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective March 10, 2003, the U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Investment Advisers Act of 1940 (the “Advisers Act”) that address an investment adviser’s fiduciary obligation to its clients when the Adviser has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the “Advisers Act Amendments”).

The Advisers Act Amendments require that Stadion Money Management, LLC. (“Stadion”) adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how STADION has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that Stadion complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to a Fund, its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

In general, Stadion will vote proxies for clients for positions recommended by Stadion. In addition, Stadion has one client, the Stadion Investment Trust (the “Trust”), consisting of six open-end mutual funds (each a “Fund”) for which Stadion will vote proxies. In voting proxies for the Funds (or any other client for whom Stadion determines to vote proxies in the future), Stadion is committed to voting proxies in the manner that serves the best interests of the client (e.g., the Funds and their shareholders). Stadion’s general policy is to not vote proxies for managed accounts within 401(k) plans when account management consists of allocating assets among third party funds (i.e. participant level management).

The following details Stadion’s philosophy and practice regarding the voting of proxies.

A.	General

Stadion believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

B.	Procedures

To implement Stadion’s proxy voting policies, Stadion has developed the following procedures for voting proxies.

1. Upon receipt of a corporate proxy by Stadion, the special or annual report and the proxy are submitted to Stadion’s proxy voting manager (the “Proxy Manager”), currently Manager of Trading/Portfolio Management.

2. The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of Stadion’s Voting Guidelines in Section C below. The Proxy Manager will then vote the proxies.

3. The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act. With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Stadion’s files.

C.	Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then the President shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

III.	Voting Guidelines

While Stadion’s policy is to review each proxy proposal on its individual merits, Stadion has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

A.	Investment Company Matters. In general, Stadion invests the accounts of the Trust and other clients in exchange-traded funds, mutual funds, or other investment companies (collectively, “investment companies”). When called upon to vote investment company proxies, Stadion will follow the following guidelines:

1.	Election of Directors and Similar Matters

In an uncontested election, Stadion will generally vote in favor of management’s proposed directors/trustees. In a contested election, Stadion will evaluate proposed directors/trustees on a case-by-case basis. With respect to proposals regarding the structure of a company’s Board of Directors or Trustees, Stadion will review any contested proposal on its merits, but expects to generally support proposals recommended and approved by the investment company’s independent directors or trustees.

2.	Audit Committee Approvals

Stadion generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.

Notwithstanding the foregoing, Stadion expects to generally support the ratification of the selection of auditors recommended and approved by the investment company’s independent directors or trustees.

3.	Approval of Advisory Contracts

Stadion will seek to evaluate advisory contracts on their own merits on a case-by-case basis by reviewing, among other things, the fairness of the agreement in light of the services to be provided, the financial terms, the historical performance of the investment adviser and management’s discussion of the terms of the contract.

Notwithstanding the foregoing, Stadion expects to generally support advisory contracts recommended and approved by an investment company’s independent directors or trustees.

4.	Rule 12b-1 Plans

Stadion will seek to evaluate proposed 12b-1 Plans on their own merits on a case-by-case basis by reviewing, among other things, the fairness of the plan in light of management’s proposal, Stadion’s evaluation of the financial and other terms of the proposal and the potential benefits of the plan to the investment company.

Notwithstanding the foregoing, Stadion expects to generally support 12b-1 Plans recommended and approved by an investment company’s independent directors or trustees.

5.	Mergers

Stadion will seek to evaluate proposed mergers of investment companies on their own merits by evaluating, among other things, the financial terms and short- and long-term economic effects of the proposed merger and its impact on shareholders and management’s discussion, and Stadion’s review, of the reasons for the merger.

Notwithstanding the foregoing, Stadion expects to generally support mergers recommended and approved by an investment company’s independent directors or trustees.

6.	Voting Shares Owned by the Funds

Notwithstanding any of the foregoing guidelines in Sections 1-5 above, each Fund is required by Section 12(d)(1)(F) of the Investment Company Act of 1940 to vote proxies with respect to any investment companies securities (i.e. exchange-traded funds, mutual funds, or other investment companies) held by it “in the same proportion as the vote of all other holders of such securities.” Accordingly, Stadion will vote such proxies on behalf of each Fund in accordance with the requirements of Section 12(d)(1)(F).

B.	Operating Company Matters

Because of the investment strategy Stadion uses for its clients, including the Trust, it is unlikely that such clients will frequently hold operating company stocks. However, if Stadion is called upon to vote operating company proxies for clients, Stadion will follow the following guidelines:

1.	Corporate Governance

Stadion will consider proposals involving corporate governance on a case-by-case basis, considering whether proposals tend to strengthen the independence of directors, the independence of auditors or the rights of shareholders.

Notwithstanding the foregoing, Stadion expects to generally support proposals to:

●	In uncontested directors’ elections, approve management’s proposed directors; and

●	Ratify management’s recommendation and selection of auditors.

2.	Shareholder Rights

Stadion may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis, seeking to support proposals to maintain or increase shareholder rights.

Notwithstanding the foregoing, Stadion expects to generally support proposals to:

●	Adopt confidential voting and independent tabulation of voting results; and

●	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

●	Adopt super-majority voting requirements; and

●	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

3.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Stadion will review proposals to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term economic and financial effects of the proposal on the company.

Notwithstanding the foregoing, Stadion expects to generally support proposals to:

●	Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

●	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

●	Adopt classified boards of directors;

●	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

●	Require a company to consider the non-financial effects of mergers or acquisitions.

4.	Compensation

In voting on proposals with respect to compensation, Stadion will generally support proposals it believes will fairly compensate executives. Stadion will evaluate proposed stock option plans and issuances on a case-by-case basis, considering the potential dilutive effect on shareholders’ shares, the potential short and long-term economic effects on the company and shareholders and the terms of the proposed options.

Notwithstanding the foregoing, Stadion expects to generally support proposals to:

●	Disclose compensation policies;

●	Adopt compensation packages or policies that generally link executive compensation to performance;

●	Require shareholders’ approval of golden parachutes;

●	Adopt golden parachutes that do not exceed [3] times the base compensation of the applicable executives;

●	Adopt executive stock option plans and stock option plans for outside directors, provided that total potential dilution (including all equity based plans) is less than 10% of shares outstanding; and

●	Adopt employee stock purchase plans, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

And expects to generally vote against proposals to:

●	Adopt stock option plans with any of the following structural features:

○	Ability to issue options with an exercise price below the stock’s current market price;

○	Ability to issue reload options; or

○	Automatic share replenishment (“evergreen”) feature.

5.	Corporate Responsibility and Social Issues

Stadion generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. Accordingly, Stadion will generally abstain from voting on proposals involving corporate responsibility and social issues. Notwithstanding the foregoing, Stadion may vote against corporate responsibility and social issue proposals that Stadion believes will have substantial adverse economic or other effects on a company, and Stadion may vote for corporate responsibility and social issue proposals that Stadion believes will have substantial positive economic or other effects on a company.

IV.	Conflicts

In cases where Stadion is aware of a conflict between the interests of a client and the interests of Stadion or an affiliated person of Stadion (e.g., a portfolio company is a client or an affiliate of a client of Stadion, Stadion will notify the client of such conflict and will vote the client’s shares in accordance with the client’s instructions. In the event that Stadion does not receive instructions from the client within three business days of the notice, Stadion may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the client’s best interests.

V.	Stadion Disclosure of How to Obtain Voting Information

On or before August 6, 2003, Rule 206(4)-6 requires Stadion to disclose in response to any client request how the client can obtain information from Stadion on how its securities were voted. Stadion will disclose in Part II of its Form ADV that clients can obtain information on how their proxies were voted by making a written request to Stadion. Upon receiving a written request from a client, Stadion will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Stadion to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Stadion will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, STADION will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VI.	Record-keeping

Stadion shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding client securities;
(iii)	Records of votes cast on behalf of clients;
(iv)	Any documents prepared by Stadion that were material to making a decision how to vote, or that memorialized the basis for the decision;
(v)	Records of client requests for proxy voting information, and
(vi)	With respect to the Funds, a record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

Stadion shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Funds by Stadion as part of its records and, upon reasonable written notice, shall deliver such records to the Funds.

Stadion may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Stadion that are maintained with a third party such as a proxy voting service, provided that Stadion has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

VII.	Amendments

This policy may be amended at any time by the Stadion, provided that material changes to this policy that affect proxy voting for the Funds shall be ratified by the Trust within four (4) months of adoption by Stadion.

Adopted as of this 1st day of July, 2003; last amended as of the 30th day of June, 2011.